SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No._______)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-2

NCI BUILDING SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously Paid:

(2)	Form, schedule or registration statement no.:

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(4)	Date filed:

[NCI Letterhead]

January 30, 2004

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of NCI Building Systems, Inc. to be held at 10:00 a.m. on Friday, March 12, 2004, at NCI’s Johnie Schulte Conference Center located at 7313 Fairview, Houston, Texas. At this meeting you will be asked to:

(1)	Elect three directors to serve until the Annual Meeting of Stockholders to be held in 2007;

(2)	Elect one director to serve until the Annual Meeting of Stockholders to be held in 2005; and

(3)	Transact any other business that may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof.

     It is important that your shares be represented at the Annual Meeting. Therefore, if you do not expect to attend in person, please sign and date the enclosed proxy and return it in the enclosed envelope at your earliest convenience.

Very truly yours,

/s/ A.R. Ginn

A.R. Ginn Chairman of the Board

NCI BUILDING SYSTEMS, INC.
10943 North Sam Houston Parkway West
Houston, Texas 77064

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 12, 2004

     The Annual Meeting of Stockholders of NCI Building Systems, Inc. will be held at NCI’s Johnie Schulte Conference Center located at 7313 Fairview, Houston, Texas, on Friday, March 12, 2004, at 10:00 a.m. The Annual Meeting will be held for the following purposes:

1.	The election of three directors to serve until the Annual Meeting of Stockholders to be held in 2007;

2.	The election of one director to serve until the Annual Meeting of Stockholders to be held in 2005; and

3.	The transaction of any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on January 15, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. At the Annual Meeting you may examine a list of stockholders entitled to vote at the Annual Meeting.

     We believe that it is desirable that as large a proportion as possible of the stockholders’ interests be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we request that you properly date and sign the enclosed form of proxy and promptly return it to us using the enclosed addressed and stamped envelope. You may revoke the proxy at any time before the proxy is exercised by delivering written notice of revocation to the Secretary of NCI, by delivering a later dated proxy or by attending the Annual Meeting, withdrawing your proxy and voting your shares personally.

By Order of the Board of Directors

/s/ Donnie R. Humphries

Donnie R. Humphries Secretary

Houston, Texas
January 30, 2004

ACTION TO BE TAKEN AT ANNUAL MEETING
PERSONS MAKING THE SOLICITATION
OUTSTANDING CAPITAL STOCK
QUORUM AND VOTING
ELECTION OF DIRECTORS
MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants During 2003 Fiscal Year
Option Exercises During 2003 Fiscal Year and Fiscal Year End Option Values
Long-Term Incentive Plan Awards During 2003 Fiscal Year
Employment and Change-in-Control Agreements
Compensation Committee Interlocks and Insider Participation
Report of the Compensation Committee
STOCK PERFORMANCE CHART
BOARD OF DIRECTORS
Independence and Meetings
Executive Committee
Audit Committee
Compensation Committee
Nominating and Corporate Governance Committee
Compensation of Directors
CORPORATE GOVERNANCE
COMMUNICATIONS WITH OUR BOARD
SECTION 16 REPORTING
TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES
AUDIT COMMITTEE AND AUDITORS
Report of the Audit Committee
Our Independent Auditors and Audit Fees
Pre-Approval Policies and Procedures for Audit and Non-Audit Services
STOCKHOLDERS’ PROPOSALS
MISCELLANEOUS
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 12, 2004

ACTION TO BE TAKEN AT ANNUAL MEETING	1
PERSONS MAKING THE SOLICITATION	1
OUTSTANDING CAPITAL STOCK	1
QUORUM AND VOTING	3
ELECTION OF DIRECTORS	3
MANAGEMENT	6
EXECUTIVE COMPENSATION	9
Summary Compensation Table	9
Option Grants During 2003 Fiscal Year	10
Option Exercises During 2003 Fiscal Year and Fiscal Year End Option Values	11
Long-Term Incentive Plan Awards During 2003 Fiscal Year	11
Employment and Change-in-Control Agreements	12
Compensation Committee Interlocks and Insider Participation	14
Report of the Compensation Committee	14
STOCK PERFORMANCE CHART	16
BOARD OF DIRECTORS	17
Independence and Meetings	17
Executive Committee	17
Audit Committee	17
Compensation Committee	18
Nominating and Corporate Governance Committee	18
Compensation of Directors	20
CORPORATE GOVERNANCE	20
COMMUNICATIONS WITH OUR BOARD	21
SECTION 16 REPORTING	21
TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES	21
AUDIT COMMITTEE AND AUDITORS	22
Report of the Audit Committee	22
Our Independent Auditors and Audit Fees	22
Pre-Approval Policies and Procedures for Audit and Non-Audit Services	23
STOCKHOLDERS’ PROPOSALS	23
MISCELLANEOUS	24
APPENDIX A – Corporate Governance Guidelines	A-1
APPENDIX B – Audit Committee Charter	B-1
APPENDIX C – Compensation Committee Charter	C-1
APPENDIX D – Nominating and Corporate Governance Committee Charter	D-1

NCI BUILDING SYSTEMS, INC.
10943 North Sam Houston Parkway West
Houston, Texas 77064
(281) 897-7788

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 12, 2004

     This proxy statement is furnished to stockholders of NCI Building Systems, Inc. in connection with the solicitation of proxies to be used at our Annual Meeting to be held March 12, 2004. Your proxy in the form enclosed will be voted at the meeting if properly executed by you, returned to us before the Annual Meeting and not revoked by you. If you give a proxy on the enclosed form you may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of NCI, by delivering a later dated proxy or by attending the Annual Meeting, withdrawing your proxy and voting your shares personally. Your attendance at the Annual Meeting will not constitute automatic revocation of your proxy.

     We are first sending this proxy statement and the enclosed proxy form to stockholders on or about February 5, 2004.

ACTION TO BE TAKEN AT ANNUAL MEETING

     When you have appropriately specified how your proxy should be voted, the proxy will be voted accordingly. Unless you otherwise specify in your proxy, your proxy will be voted (1) FOR the election as directors of the nominees listed under “Election of Directors” and (2) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the Annual Meeting. Our board of directors does not know of any other matter or business.

PERSONS MAKING THE SOLICITATION

     Our board of directors is soliciting the accompanying proxy. We will bear the entire cost of soliciting proxies and no other person or persons will bear those costs either directly or indirectly. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and employees.

OUTSTANDING CAPITAL STOCK

     The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting is January 15, 2004. At the close of business on that date we had 19,385,113 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting, excluding treasury shares.

     The following table sets forth, as of January 15, 2004 (the “Ownership Date”), the number of shares of common stock beneficially owned by (1) each person or group known by us to own beneficially more than 5% of the outstanding shares of common stock, (2) each director and nominee for director, (3) our Chief Executive Officer at the end of the 2003 fiscal year, (4) each of our four other most highly paid persons who served as our executive officers at the end of the 2003 fiscal year and (5) all directors and executive officers as a group. Except as otherwise indicated, each of the persons or groups named below has sole voting power and investment power with respect to the common stock.

	Beneficial Ownership (1)

Name of Beneficial	Number of
Owner or Group	Shares	Percent

FMR Corp. (2)	1,887,800	9.7%
82 Devonshire Street Boston, MA 02109
Dalton, Greiner, Hartman, Maher & Co. (2)	1,504,396	7.8%
565 Fifth Avenue, Suite 2101 New York, NY 10017
Dimensional Fund Advisor Inc. (2)	971,500	5.0%
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90431
A. R. Ginn (3)	226,798	1.2%
Johnie Schulte (4)	152,981	*
Kelly R. Ginn (5)	104,535	*
Robert J. Medlock (6)	82,600	*
Kenneth W. Maddox (7)	75,036	*
William D. Breedlove (8)	22,625	*
Gary L. Forbes (9)	16,625	*
W. Bernard Pieper (10)	6,666	*
George Martinez (11)	750	*
Norman C. Chambers (12)	512	*
Max L. Lukens (12)	512	*
All directors and executive officers as a group (15 persons) (3)-(13)	850,730	4.3%

* Less than one percent

(1)	Includes shares beneficially owned by the listed persons, including shares owned under our 401(k) Profit Sharing Plan. If a person has the right to acquire beneficial ownership of any shares by exercise of options within 60 days after the Ownership Date, those shares are deemed beneficially owned by that person as of the Ownership Date and are deemed to be outstanding solely for the purpose of determining the percentage of the common stock that he owns. Those shares are not included in the computations for any other person.

(2)	This information is based solely on filings made with the SEC.

(3)	Includes options to purchase 31,424 shares held by Mr. A.R. Ginn that were exercisable as of the Ownership Date. Does not include options to purchase an additional 24,447 shares held by Mr. A.R. Ginn that were not exercisable.

(4)	Includes 4,000 shares held by a family trust for the benefit of Mr. Schulte’s daughter, of which trust Mr. Schulte is a trustee and may be deemed to share voting and investment power. Mr. Schulte disclaims beneficial ownership of those shares. Also includes options to purchase 146,651 shares held by Mr. Schulte that were exercisable as of the Ownership Date.

(5)	Includes 16,716 held by nine trusts for the benefit of Mr. Kelly Ginn’s two children and six nieces and nephews and one brother, of which trusts Mr. Kelly Ginn is the trustee and may be deemed to share voting and investment power. Mr. Kelly Ginn disclaims beneficial ownership of those shares. Also includes options to purchase 22,255 shares held by Mr. Kelly Ginn that were exercisable as of the Ownership Date. Does not include options to purchase an additional 18,274 shares held by Mr. Kelly Ginn that were not exercisable.

(6)	Includes options to purchase 74,505 shares held by Mr. Medlock that were exercisable as of the Ownership Date. Does not include options to purchase an additional 18,524 shares held by Mr. Medlock that were not exercisable.

(7)	Includes options to purchase 22,255 shares held by Mr. Maddox that were exercisable as of the Ownership Date. Does not include options to purchase an additional 18,274 shares held by Mr. Maddox that were not exercisable.

(8)	Includes options to purchase 12,011 shares held by Mr. Breedlove that were exercisable as of the Ownership Date. Does not include options to purchase an additional 6,420 shares held by Mr. Breedlove that were not exercisable.

(9)	Includes options to purchase 12,011 shares held by Mr. Forbes that were exercisable as of the Ownership Date. Does not include options to purchase an additional 6,420 shares held by Mr. Forbes that were not exercisable.

(10)	Includes options to purchase 6,052 shares held by Mr. Pieper that were exercisable as of the Ownership Date. Does not include options to purchase 6,528 shares held by Mr. Pieper and not exercisable as of the Ownership Date.

(11)	Includes options to purchase 750 shares held by Mr. Martinez that were exercisable as of the Ownership Date. Does not include options to purchase an additional 3,273 shares held by Mr. Martinez that were not exercisable.

(12)	Does not include options to purchase 3,000 shares held by each of Messrs. Chambers and Lukens that were not exercisable as of the Ownership Date.

(13)	Includes 100,000 shares held by a family limited partnership, of which Mr. Donnie R. Humphries is a general partner and may be deemed to share voting and investment power. Also includes options to purchase 7,903, 8,695, 18,034 and 21,668 shares held by Messrs. Humphries, William A. Lawrence, Todd R. Moore and William M. Young, respectively, that were exercisable as of the Ownership Date. Does not include options to purchase an additional 5,023, 14,655, 11,518 and 13,829 shares held by Messrs. Humphries, Lawrence, Moore and Young that were not exercisable.

QUORUM AND VOTING

     The presence in person or by proxy of the holders of a majority of the outstanding shares of the common stock is necessary to constitute a quorum at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. Abstentions will be included in vote totals and, as such, will have the same effect as a negative vote on each proposal other than the election of directors. Broker non-votes (i.e., shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), if any, will not be included in vote totals and, as such, will have no effect on any proposal. Cumulative voting is prohibited in the election of directors. To be elected a director, each nominee must receive a plurality of all of the votes cast at the Annual Meeting for the election of directors. All other matters that properly come before the Annual Meeting must receive the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting.

ELECTION OF DIRECTORS

     In May 2003, we increased the size of our board of directors from six to eight persons and elected Mr. Norman C. Chambers and Mr. Max L. Lukens as directors to serve a term that expires at the Annual Meeting. Mr. Chambers and Mr. Lukens are being submitted to our stockholders as nominees for director at the Annual Meeting to serve the terms discussed below. In addition, as discussed below, Mr. Schulte will cease to serve as one of our directors effective at the Annual Meeting and the size of our board of directors will be decreased from eight to seven effective at the Annual Meeting.

     Three Class II directors and one Class III director are to be elected at the Annual Meeting for a term expiring at the Annual Meeting of Stockholders to be held in 2007 and 2005, respectively, or until their respective successors are duly elected and qualified. You are not permitted to cumulatively vote your shares in connection with the election of directors.

     Set forth below is information concerning the persons nominated for election as directors.

     Our board of directors recommends a vote FOR the election of these nominees.

CLASS II NOMINEES FOR ELECTION AS DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING TO BE HELD IN 2007:

     Gary L. Forbes

     Mr. Forbes, age 59, has served as one of our directors since December 1991. Mr. Forbes serves on the Executive Committee and Compensation Committee and is the Chairman of the Audit Committee of our board of directors. In addition, Mr. Forbes is our designated audit committee financial expert. Mr. Forbes has been a Vice President of Equus II Incorporated, an investment company, since November 1991. Mr. Forbes is also a director of Consolidated Graphics, Inc., a commercial printing company. Mr. Forbes is a certified public accountant.

     Max L. Lukens

     Mr. Lukens, age 55, has served as one of our directors since May 2003. Mr. Lukens serves on the Audit Committee and the Nominating and Corporate Governance Committee of our board of directors. Mr. Lukens is the Chairman of the Board and Interim Chief Executive Officer of Stewart & Stevenson Services, Inc., a corporation primarily engaged in the custom fabrication of engine-driven products. From 1981 to January 2000, Mr. Lukens was employed by Baker Hughes Incorporated, a company engaged in the oilfield and process industry segments and a manufacturer and provider of other products and services to industries that are not related to the oilfield or process industries. During the last two years of that period he served as Chairman of the Board, President and Chief Executive Officer.

     George Martinez

     Mr. Martinez, age 61, has served as one of our directors since March 2003. Mr. Martinez serves on the Audit Committee and the Nominating and Corporate Governance Committee of our board of directors. Mr. Martinez has served as Chairman of the Board of Sterling Bancshares, Inc., a bank holding company, since 1994. He also has served as Chairman of the Board of Sterling Bank, the principal banking subsidiary of Sterling Bancshares, since December 1989 and served as Chief Financial Officer of Sterling Bancshares and Sterling Bank from January 1997 until March 2001. Before 1994, Mr. Martinez served as President of Sterling Bancshares.

CLASS III NOMINEE FOR ELECTION AS DIRECTOR TO SERVE UNTIL THE ANNUAL MEETING TO BE HELD IN 2005:

     Norman C. Chambers

     Mr. Chambers, age 54, has served as one of our directors since May 2003. Mr. Chambers serves on the Audit Committee and the Compensation Committee of our board of directors. Mr. Chambers has been a director and President of Comfort Systems USA, Inc., a provider of heating, ventilation and air conditioning services, since November 2002 and has also served as Chief Operating Officer since February 2003. From November 2001 to October 2002, Mr. Chambers was Chief Operating Officer of Capstone Turbine Corporation, a distributive generation technology company. From April 2000 to September 2001, Mr. Chambers served as President and Chief Executive Officer of Petrocosm Corporation, a privately held e-commerce business serving the energy industry. From June 1985 to April 2000, Mr. Chambers served in various executive positions with Halliburton Company, a provider of energy services and related engineering and construction services, and its subsidiaries.

     Mr. Johnie Schulte currently is a Class III director whose term expires at the Annual Meeting to be held in 2005. Mr. Schulte is retiring from our board of directors on March 12, 2004. The board of directors does not intend to fill Mr. Schulte’s seat on the board of directors.

     The other current directors of NCI, whose terms will continue after the Annual Meeting, are as follows:

CLASS I DIRECTORS WHO SERVE UNTIL THE ANNUAL MEETING TO BE HELD IN 2006:

     A. R. Ginn

     Mr. Ginn, age 64, has served as our Chairman of the Board since July 2000, as our President and Chief Executive Officer since November 2003 and as one of our directors since May 1998. Mr. Ginn serves as the Chairman of the Executive Committee of our board of directors. He served as President of the Metal Building Components Division from May 1998 until October 2000 and has served as its Chief Executive Officer since May 1998. He also has served as Chief Executive Officer of the Metal Coaters Division since May 1998. Mr. Ginn served as our President and Chief Operating Officer from December 1998 until July 2000. From May 1998 until December 1998, he served as our Executive Vice President. Before joining NCI, Mr. Ginn served as a director and the President of Metal Building Components, Inc., a metal components manufacturer (“MBCI”), from 1976 until our acquisition of MBCI in May 1998 and was Chief Executive Officer of the Metal Coaters Division of MBCI from 1987 to May 1998. Mr. Ginn has over 45 years of experience in the metal building and components industry. Mr. Ginn is the father of Kelly Ginn, one of our executive officers.

     W. Bernard Pieper

     Mr. Pieper, age 71, has served as one of our directors since December 2000. Mr. Pieper serves on the Compensation Committee and is the Chairman of the Nominating and Corporate Governance Committee of our board of directors. Mr. Pieper, now retired, is a private investor who, since May 2001, has served as a member of the Board of Trustees of Rice University in Houston, Texas. Since 2000, he has served on various other boards and committees of Rice University. Mr. Pieper also served as a member of the Board of Trustees of Rice University from 1996 until 2000. From 1958 until 1996, Mr. Pieper was employed by Halliburton Company, a provider of energy services and related engineering and construction services, during the last two years of which he served as Chief Operating Officer.

CLASS III DIRECTORS WHO SERVE UNTIL THE ANNUAL MEETING TO BE HELD IN 2005:

     William D. Breedlove

     Mr. Breedlove, age 64, has served as one of our directors since March 1992. Mr. Breedlove serves on the Nominating and Corporate Governance Committee and is the Chairman of the Compensation Committee of our board of directors. Mr. Breedlove has been Vice Chairman of Hoak Breedlove Wesneski & Co., an investment banking firm, since August 1996. Prior to 1996, he served as Chairman and Managing Director of Breedlove Wesneski & Co., a private merchant banking firm, for over five years. Mr. Breedlove is also a director of Local Financial Corporation, a bank holding company, and Integrated Security Systems, Inc., a developer, manufacturer and distributor of security and traffic control products.

MANAGEMENT

     Our executive officers and other key managers are as follows:

Name	Position

Executive Officers:
A.R. Ginn	Chairman of the Board, President and Chief Executive Officer and Chairman of the Executive Committee of NCI; Chief Executive Officer of all NCI Divisions

Robert J. Medlock	Executive Vice President, Chief Financial Officer and Treasurer of NCI; Executive Vice President, Chief Financial Officer and Treasurer of all NCI Divisions

Kenneth W. Maddox	Executive Vice President, Administration of NCI; Executive Vice President, Administration of all NCI Divisions

Kelly R. Ginn	President and Chief Operating Officer of Metal Building Components Division

William M. Young	President and Chief Operating Officer of Engineered Building Systems Division; President of A&S Building Systems Division

William A. Lawrence	Vice President and Controller of NCI; Vice President and Controller of all NCI Divisions

Todd R. Moore	Vice President and General Counsel of NCI, Vice President and General Counsel of all NCI Divisions

Donnie R. Humphries	Secretary of NCI; Vice President, Human Relations of all NCI Divisions

Other Key Managers:
Jimmy Dee Anderson	President and Chief Operating Officer of Doors & Building Components Division

Charles W. Dickinson	Executive Vice President, Sales of Metal Building Components Division

Mark W. Dobbins	Vice President, Operations of Metal Building Components Division

Keith E. Fischer	President of Metallic Metal Building Division

Richard F. Klein	President and Chief Operating Officer of Metal Coaters Division

Kimball D. Wells	President of Mesco Metal Buildings Division

Executive Officers:

     Information concerning the business experience of Mr. A.R. Ginn is provided under the section titled “Election of Directors.”

     Robert J. Medlock, age 64, has served as our Executive Vice President since December 1998, as our Chief Financial Officer and Treasurer since February 1992, as Executive Vice President, Chief Financial Officer and Treasurer of the Engineered Buildings Division since May 1998 and as Executive Vice President, Chief Financial Officer and Treasurer of all NCI divisions since July 2001. Mr. Medlock served as one of our directors from March 1999 until July 2000. From February 1992 until December 1998, he served as our Vice President. Mr. Medlock is a certified public accountant.

     Kenneth W. Maddox, age 56, has served as our Executive Vice President, Administration since December 1998, Executive Vice President, Administration of all NCI divisions since July 2001 and as Vice President and Chief Financial Officer of the Metal Building Components Division and the Metal Coaters Division from May 1998 until July 2001. Mr. Maddox served as one of our directors from May 1998 until July 2000 and from May 1998 until December 1998, he served as our Vice President. Before joining NCI, Mr. Maddox served as the Chief Financial Officer and Treasurer of MBCI from 1980 until May 1998.

     Kelly R. Ginn, age 43, has served as President and Chief Operating Officer of the Metal Building Components Division since October 2000. Mr. Kelly Ginn served as Vice President, Manufacturing of the Metal Building Components Division from May 1998 until October 2000. Before joining NCI in 1998, Mr. Kelly Ginn served as Vice President of Manufacturing of MBCI for over seven years. Mr. Kelly Ginn has over 21 years of experience in the metal building and components industry. Mr. Kelly Ginn is the son of A.R. Ginn, our Chairman of the Board, President and Chief Executive Officer.

     William M. Young, age 54, has served as President and Chief Operating Officer of the Engineered Building Systems Division since September 2003 and as President of the A&S Building Systems Division since August 1999. Before joining NCI in 1999, Mr. Young was employed by Butler Manufacturing Company, a metal building manufacturer, for 25 years, during the last five of which he served as the plant manager for Butler Manufacturing’s largest plant. Mr. Young has over 28 years of experience in the metal building industry.

     William A. Lawrence, age 43, has served as our Vice President and Controller and as Vice President and Controller of all NCI divisions since June 2001. Before joining NCI, Mr. Lawrence served as Vice President, Finance of Telxon Corporation, a manufacturer, marketer and supporter of mobile information systems, from November 1999 to May 2001. From 1996 to November 1999, Mr. Lawrence was employed by Monarch Marking Systems, Inc., a manufacturer and marketer of bar code and price marking equipment, where he served as Director of Finance, Controller and Treasurer.

     Todd R. Moore, age 44, has served as our Vice President and General Counsel since March 2003. Mr. Moore has served as a Vice President and General Counsel of all NCI divisions since January 1999. Before joining NCI in January 1999, Mr. Moore was employed by Gardere Wynne Sewell LLP, a Dallas law firm, for over five years, during the last two years of which he was a partner.

     Donnie R. Humphries, age 54, has served as our Secretary since 1985, as Vice President, Human Relations of all NCI divisions since July 2001 and as Vice President, Human Relations of the Engineered Buildings Division from May 1998 until July 2001. Mr. Humphries served as our Vice President, Human Relations from 1997 until May 1998.

     Other Key Managers:

     Jimmy Dee Anderson, age 39, has served as the President and Chief Operating Officer of the Doors & Building Components Division since January 2002. From January 1999 until January 2002, Mr. Anderson served as Division President of A-Lert Building Systems, a division of Centurion Industries, Inc., a metal fabrication and industrial construction company. Prior to January 1999, Mr. Anderson was employed by NCI for over nine years. Mr. Anderson has over 12 years of experience in the metal building industry.

     Charles W. Dickinson, age 52, has served as Executive Vice President, Sales of the Metal Building Components Division since October 2000. Mr. Dickinson served as Vice President, Sales of the Metal Building Components Division from May 1998 until October 2000. Before joining NCI in 1998, Mr. Dickinson served as Vice President of Sales of MBCI for over six years. Mr. Dickinson has over 25 years of experience in the metal building and components industry.

     Mark W. Dobbins, age 46, has served as Vice President, Operations of the Metal Building Components Division since October 2000. Mr. Dobbins served as President of the American Building Components Division from January 2000 until October 2000. During 1999, he served as the Senior General Manager of Manufacturing of the Metal Building Components Division. Before joining NCI in 1998, Mr. Dobbins was employed by MBCI for over 10 years. Mr. Dobbins has over 15 years of experience in the metal components industry.

     Keith E. Fischer, age 48, has served as President of the Metallic Metal Building Division since April 2002. Before joining NCI in April 2002, Mr. Fischer was employed by American Buildings Company, a metal building manufacturer that is now a division of Magnatrax Corporation, for over seven years, during the last two years of which he served as President. Mr. Fischer is a registered professional engineer. Mr. Fischer has over 27 years of experience in the metal building industry.

     Richard F. Klein, age 65, has served as President and Chief Operating Officer of the Metal Coaters Division since May 1998. Before joining NCI in 1998, Mr. Klein served as President of Metal Coaters, Inc., a subsidiary of MBCI for over 10 years. Before joining MBCI in 1987, Mr. Klein spent nine years as Vice President of a large coil coating concern. Mr. Klein has over 24 years of experience in the metal coil coating industry.

     Kimball D. Wells, age 47, has served as President of Mesco Metal Buildings Division since April 2001. From February 2001 until April 2001 he served as Executive Vice President of the Mesco Metal Buildings Division and from December 1999 until April 2001, he served as Vice President, Engineering of the Mesco Metal Buildings Division. Before joining NCI in 1999, Mr. Wells was employed by Butler Manufacturing Company, a metal building manufacturer, for over 11 years, during the last three of which he served as a regional manager. Mr. Wells has over 26 years of experience in the metal building industry.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table shows information regarding compensation paid to (i) Johnie Schulte, our President and Chief Executive Officer who retired from those positions effective at the close of our 2003 fiscal year, and (ii) each of our four other most highly paid persons who were executive officers at the end of the 2003 fiscal year, including A.R. Ginn, our Chairman of the Board for fiscal 2003 who became President and Chief Executive Officer effective at the beginning of our 2004 fiscal year upon the retirement of Mr. Schulte (collectively, the “Named Executive Officers”), with respect to each of our last three fiscal years based on salary and bonus earned during each fiscal year.

		Annual Compensation		Long-Term Compensation

				Restricted	Securities
				Stock	Underlying	LTIP	All Other
Name and			Bonus	Awards	Options	Payouts	Compensa-
Principal Position	Year	Salary ($)	($)(1)	($)(2)	(#)(3)	($)(4)	tion ($)(5)

A. R. Ginn	2003	$450,000	$—	$—	10,364	$763,307	$193,277
Chairman of the Board,	2002	450,000	686,250	—	18,415	—	8,000
President and Chief	2001	445,000	—	—	12,092	—	6,800
Executive Officer

Johnie Schulte	2003	$450,000	$—	$—	10,364	$—	$353,896 (6)
Former President and	2002	450,000	686,250	—	18,415	—	8,000
Chief Executive Officer	2001	445,000	—	—	12,092	—	6,800

Robert J. Medlock	2003	$225,500	$—	$—	7,773	$—	$11,099
Executive Vice President	2002	217,000	330,925	—	14,187	—	11,099
and Chief Financial Officer	2001	215,269	—	—	9,069	—	53,120

Kenneth W. Maddox	2003	$225,500	$—	$—	7,773	$1,101,676	$8,000
Executive Vice President,	2002	217,000	276,675	—	13,687	—	8,000
Administration	2001	215,269	—	—	9,069	—	10,920

Kelly R. Ginn	2003	$234,000	$—	$—	7,773	$—	$8,000
President and Chief	2002	225,000	343,125	999,462	13,687	—	7,334
Operating Officer of	2001	220,192	—	—	9,069	—	6,800
Metal Building Components Division

(1)	Includes $112,500, $112,500, $54,250 and $56,250 paid to Messrs. A.R. Ginn, Schulte, Medlock and Kelly Ginn, respectively, as a special bonus during fiscal 2002, which special bonus was based on NCI’s outperformance of its competitors in fiscal 2001.

(2)	Calculated by multiplying 54,526 shares of our common stock by the $18.34 closing price of our common stock on August 27, 2003, the date immediately before the date of grant of the restricted stock award, net of the consideration paid to us by Mr. Kelly Ginn upon his receipt of the award, which represented the par value of the shares of restricted stock. As holder of the restricted shares, Mr. Kelly Ginn has the right to vote the shares and to receive dividends paid by us, whether in cash or stock, but not to transfer the shares until they vest. The shares of restricted stock vest when Mr. Kelly Ginn retires from his employment with us at the age of 65, unless vesting is accelerated by the occurrence of certain limited events. At November 1, 2003, the number of shares and value of all restricted stock held by Mr. Kelly Ginn were 54,526 shares and $1,185,395 (based on the closing price of our common stock on October 31, 2003), respectively. Please see “—Employment and Change-in-Control Agreements” below for a more detailed description of this arrangement.

(3)	Options to acquire shares of common stock.

(4)	On May 1, 2003, Messrs. A.R. Ginn and Maddox vested 100% in their respective trust balances under our Management Incentive Plan. The amounts reported in this column are the market value of the trust accounts as of December 31, 2003. The amounts to be paid to Messrs. A.R. Ginn and Maddox at payout will be these amounts, as adjusted for any increases resulting from investment gains or decreases resulting from investment losses from December 31, 2003 until payout. During fiscal 2003, Messrs. A.R. Ginn and Maddox elected to defer receipt of their respective trust balances. Each of Messrs. A.R. Ginn and Maddox will receive 50% of his trust account on May 1, 2004 and the remainder of his trust account on May 1, 2005. Please see “—Employment and Change-in-Control Agreements” below for a more detailed description of this arrangement.

(5)	This column is comprised of (a) our matching contribution under our 401(k) plan and (b) with respect to Messrs. A.R. Ginn, Schulte and Medlock, an amount which represents the increase in present value during each of the three fiscal years of a vested retirement benefit under our supplemental retirement plan as shown in the following table:

	Payable beginning	Increase in
	at age	Present Value

A.R. Ginn	68	2003	$185,277
		2002	—
		2001	—

Schulte	72	2003	$233,396
		2002	—
		2001	—

Medlock	65	2003	$3,099
		2002	3,099
		2001	46,320

(6)	Includes $112,500 of unused vacation and sick days for fiscal 2003 paid to Mr. Schulte at his retirement in accordance with our normal employee policies and procedures.

Option Grants During 2003 Fiscal Year

     The following table sets forth the options granted during fiscal 2003 to the Named Executive Officers under our stock option plan in December 2002 and our 2003 long-term stock incentive plan in June 2003. We did not grant any stock appreciation rights during fiscal 2003. All options granted were non-statutory, or nonqualified, options.

					Potential Realizable
					Value At Assumed
					Annual Rates of
					Stock Price Appreciation
	Individual Grants				For Option Term (1)

		% of
		Total
		Options
		Granted to	Exercise
	Options	Employees	or Base
	Granted	In Fiscal	Price	Expiration
Name	(#)	Year	($/Sh)	Date	5% ($)	10% ($)

A.R. Ginn	4,845	1.7%	$20.64	12-14-12	$62,888	$159,352
	5,519	1.9%	$18.12	06-14-13	$62,917	$159,389

Johnie Schulte	4,845	1.7%	$20.64	12-14-12	$62,888	$159,352
	5,519	1.9%	$18.12	06-14-13	$62,917	$159,389

Robert J. Medlock	3,634	1.2%	$20.64	12-14-12	$47,169	$119,522
	4,139	1.4%	$18.12	06-14-13	$47,185	$119,534

Kenneth W. Maddox	3,634	1.2%	$20.64	12-14-12	$47,169	$119,522
	4,139	1.4%	$18.12	06-14-13	$47,185	$119,534

Kelly R. Ginn	3,634	1.2%	$20.64	12-14-12	$47,169	$119,522
	4,139	1.4%	$18.12	06-14-13	$47,185	$119,534

(1)	In accordance with SEC rules, these columns show gain that could accrue for the listed options, assuming that the market price per share of our common stock appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively. If the stock price does not increase above the exercise price at the time of exercise, the realized value from these options will be zero.

Option Exercises During 2003 Fiscal Year and Fiscal Year End Option Values

     The following table provides information related to options exercised by the Named Executive Officers and the number and value of options held at fiscal year end. We do not have any outstanding stock appreciation rights. All outstanding options are non-statutory, or non-qualified, options.

Aggregated Option Exercises in Last Fiscal Year
and FY-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options at FY-End		at FY-End
	Acquired	Value
Name	on Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable (1)

A.R. Ginn	—	—	21,899	33,972	$126,020	$160,495
Johnie Schulte	—	—	111,899	33,972	$501,020	$160,495
Robert J. Medlock	20,000	$227,968	67,580	25,449	$269,507	$120,358
Kenneth W. Maddox	—	—	15,455	25,074	$88,682	$118,063
Kelly R. Ginn	—	—	15,455	25,074	$88,682	$118,063

(1)	Value is calculated on the basis of the difference between the option exercise price and the market value of our common stock on the exercise date or at the end of our fiscal year, as appropriate.

Long-Term Incentive Plan Awards During 2003 Fiscal Year

     The following table provides information related to awards under our Management Incentive Plan to the Named Executive Officers during fiscal 2003.

Long-Term Incentive Plans—Awards in Last Fiscal Year

		Estimated Future Payouts
		Under Non-Stock Price Based Plans
	Performance or Other
Name	Period Until Maturation (1)	Target (2)	Maximum (2)

A.R. Ginn	May 1, 2003	$763,307	$763,307
Johnie Schulte	—	—	—
Robert J. Medlock	—	—	—
Kenneth W. Maddox	May 1, 2003	$1,101,676	$1,101,676
Kelly R. Ginn (3)	—	—	—

(1)	For a description of the terms and conditions, including the appropriate performance standard, of the Management Incentive Plan, please see “— Employment and Change-in-Control Agreements.”

(2)	On May 1, 2003, Messrs. A.R. Ginn and Maddox vested 100% in their respective trust balances under our Management Incentive Plan. The amounts reported in these columns are the market value of the trust accounts as of December 31, 2003. The amounts to be paid to Messrs. A.R. Ginn and Maddox at payout will be these amounts, as adjusted for any increases resulting from investment gains or decreases resulting from investment losses from December 31, 2003 until payout. During fiscal 2003, Messrs. A.R. Ginn and Maddox elected to defer receipt of their respective trust balances. Each of Messrs. A.R. Ginn and Maddox will receive 50% of his trust account on May 1, 2004 and the remainder of his trust account on May 1, 2005. In connection with our acquisition of MBCI in May 1998, we deposited $684,760 and $993,370 for Messrs. A.R. Ginn and Maddox, respectively, into a trust under the Management Incentive Plan.

(3)	In connection with our acquisition of MBCI in May 1998, we established a trust account for Mr. Kelly Ginn under the Management Incentive Plan, into which we deposited $911,790 for Mr. Kelly Ginn. During fiscal 1999, we terminated Mr. Kelly Ginn’s trust and allowed him to vest 100% in his trust account, and an aggregate of $1,002,294 was distributed to him in fiscal 2000. In consideration for the early vesting and the distribution of his account to him, Mr. Kelly Ginn agreed to pledge 50,000 shares of our common stock to NCI to secure his obligations under a non-competition agreement. In January 2002, we released 25,000 shares from the pledge arrangement and returned them to Mr. Kelly Ginn in consideration of his satisfaction of certain of his obligations under the non-competition agreement. In June 2003, we released the remaining 25,000 shares from the pledge arrangement and returned them to Mr. Kelly Ginn in consideration of his satisfaction of his remaining obligations under the non-competition agreement.

Employment and Change-in-Control Agreements

     Schulte Employment Agreement. Before his voluntary termination of employment at the end of calendar 2003, Mr. Schulte was employed by us under the terms of an amended and restated employment agreement, in which he agreed not to compete with us within a 500-mile radius of any of our manufacturing facilities for a three-year period ending December 31, 2006. Mr. Schulte voluntarily terminated his employment with us, so he is entitled to receive 25% of his base salary for a three-year period based on a three-year vesting schedule that commenced in January 2003. This vesting schedule was accelerated in connection with Mr. Schulte’s retirement as described below. If Mr. Schulte violates his covenant not to compete during the three-year payout period, he forfeits all rights to receive payments under the employment agreement.

     Supplemental Retirement Benefits. We maintain a supplemental retirement plan, which is a nonqualified, unfunded benefit plan under which designated key employees are eligible to receive monthly benefits following their retirement with us. If a participating key employee dies before retirement, his designated beneficiary is eligible to receive monthly or annual preretirement survivor benefits. Our board of directors determines the amount of retirement benefit to be payable to an eligible employee at the time our board of directors designates the employee as eligible to participate in our supplemental retirement plan. Generally, a participant becomes vested in his retirement benefit under the supplemental plan at the rate of 10% for each year of service with us and becomes fully vested upon his disability or upon the occurrence of a change-in-control of NCI. Messrs. A.R. Ginn, Schulte and Medlock, among others, are currently participants in our supplemental retirement plan. The benefit payable to Mr. A.R. Ginn, beginning at age 68, is $200,000 per year for ten years. Mr. A.R. Ginn’s benefit under the supplemental plan vests 20% per year over the five years ending December 13, 2007 and currently is 20% vested. The benefit payable to Mr. Schulte, beginning on the fourth anniversary of the termination of his employment in December 2003, is $200,000 per year for seven years. Mr. Schulte’s benefit under the supplemental plan vests 33-1/3% per year over the three years ending December 13, 2005 and was 33-1/3% vested when he voluntarily terminated his employment with us in December 2003. This vesting schedule was accelerated in connection with Mr. Schulte’s retirement as described below. The benefit payable to Mr. Medlock, who is fully vested, beginning at age 65, is $100,000 per year for 10 years. We have acquired life insurance policies to be used to discharge our obligations under our supplemental retirement plan. Mr. A.R. Ginn and Mr. Schulte each have agreed not to compete with us during the ten-year and seven-year period, respectively, during which he is to receive the benefits payable under the supplemental retirement plan. Mr. Medlock is not subject to any noncompetition agreement.

     Schulte Split Dollar. We previously entered into a split dollar life insurance agreement with Mr. Schulte. Under this agreement, a trust for family members of Mr. Schulte is the owner of a life insurance policy providing death benefits. We advance the annual premium on the policy and Mr. Schulte pays income tax on the one-year term cost of his policy. The trust that owns the policy has collaterally assigned an interest in the policy to us in an amount equal to the premiums paid by us. The policy provides a death benefit of $5,000,000, payable after the death of both Mr. Schulte and his wife. We have not made any advance of annual premiums on the policy since July 2002. We have agreed to resume the advancement of annual premiums on the policy in connection with Mr. Schulte’s retirement as described below.

     Schulte Retirement. We entered into an agreement with Mr. Schulte in connection with his retirement from the offices of President and Chief Executive Officer of NCI, which was effective as of the close of business on November 1, 2003, the end of our 2003 fiscal year. In recognition of his many years of service to our stockholders and NCI, the board of directors vested 100% of his benefits under his employment agreement and the supplemental retirement plan. As a result, Mr. Schulte is entitled to receive 75% of his 2003 base salary, or $337,500 a year, for the calendar years 2004, 2005 and 2006 under the employment agreement and $200,000 a year for the calendar years 2007 through 2013 under the supplemental retirement plan, provided he complies with his covenants not to compete. In addition, we agreed to continue to make the required annual premium payments of $200,000 with respect to Mr. Schulte’s split dollar life insurance arrangement in calendar years 2004 through 2008 and up to an additional $200,000 in additional premiums in 2009 and thereafter, provided that he complies with his covenants not to compete. Mr. Schulte’s outstanding stock options will continue unaffected until such time as he retires from our board of directors in March 2004, at which time all of his outstanding options will become fully vested. Mr. Schulte will then have either one year or five years to exercise his options, depending on the date of grant of the option.

     Management Incentive Plan. In connection with our acquisition of MBCI in May 1998, we established trusts under the Metal Building Components, L.P. and Metal Coaters Operating, L.P. Management Incentive Plan and related trust agreements (the “Management Incentive Plan”) for certain officers of MBCI. The amounts deposited in the trusts represented unvested amounts under one of MBCI’s employee benefit plans that was forfeited to us in the acquisition and included $684,760 for the account of Mr. A.R. Ginn, $993,370 for the account of Mr. Maddox and $911,790 for the account of Mr. Kelly Ginn. The funds held under the Management Incentive Plan are invested by the trustee, a national banking association, and may not be invested in our common stock. The amounts held in trust for the participants in the Management Incentive Plan, after taking into account any investment income and losses on those amounts, were held in trust for the account of each participant until May 1, 2003 or such other later date agreed to by us and a participant in this plan, unless earlier forfeited and distributed to us as specified in the Management Incentive Plan. On the appropriate date, the entire balance then held in trust for the participants will become 100% vested. Promptly following vesting, we will distribute to each participant the entire balance of his individual trust account and all undistributed income, if either: (1) the participant, on that date, is then and has, since the date of our acquisition of MBCI, continuously been employed by us and has not, during that period, breached or violated the covenants in a Confidentiality, Non-Competition and Non-Solicitation Agreement, dated May 1, 1998 (the “Non-Competition Agreement”), by and among us and all of the participants in the Management Incentive Plan, including Messrs. A.R. Ginn, Maddox and Kelly Ginn; or (2) the participant is not our employee on that date but (a) the participant either died or justifiably terminated his employment as a result of listed actions or events, including a change-in-control of NCI; and (b) during the continuous period beginning with our acquisition of MBCI and ending on that date, the participant has not breached or violated the covenants in the Non-Competition Agreement.

     During fiscal 1999, we terminated Mr. Kelly Ginn’s trust early and allowed him to vest 100% in his trust account. An aggregate of $1,002,294 was distributed to him in fiscal 2000. In consideration for the early vesting and the distribution of his account to him, Mr. Kelly Ginn agreed to pledge 50,000 shares of our common stock to NCI to secure his obligations under the Non-Competition Agreement. In January 2002, we released 25,000 shares from the pledge arrangement and returned them to Mr. Kelly Ginn in consideration of his satisfaction of certain of his obligations under the Non-Competition Agreement. In June 2003, we released the remaining 25,000 shares from the pledge agreement and returned them to Mr. Kelly Ginn in consideration of his satisfaction of his remaining obligations under the Non-Competition Agreement.

     On May 1, 2003, each of Messrs. A.R. Ginn and Maddox vested 100% in his trust account. During fiscal 2002, we amended each of Messrs. A.R. Ginn’s and Maddox’s plans to allow each officer a one-time option to defer the distribution of his account to him beyond the May 1, 2003 vesting date. Messrs. A.R. Ginn and Maddox each exercised this option and will receive 50% of his trust account on May 1, 2004 and the remainder of his trust account on May 1, 2005. During fiscal 2002, we also amended Mr. A.R. Ginn’s and Mr. Maddox’s trust agreements to allow the trustee to invest Mr. A.R. Ginn’s and Mr. Maddox’s funds in our 9 1/4% senior subordinated notes due 2009.

     Restricted Stock Grant. On August 28, 2003, upon the recommendation of the Compensation Committee, our board of directors approved a special long-term grant of restricted stock for Mr. Kelly Ginn. The restricted stock award was for that number of whole shares having a value of $1.0 million based on the closing price of our common stock on August 27, 2003, or 54,526 shares. As the holder of the restricted shares, Mr. Kelly Ginn has the right to vote the shares and to receive dividends paid by us, whether in cash or stock, but may not transfer the shares until they are vested. The shares of restricted stock vest when Mr. Kelly Ginn retires from his employment with us at the age of 65. The shares of restricted stock will vest immediately if Mr. Kelly Ginn dies or becomes disabled while employed by us of if there is a change-in-control of NCI. Mr. Kelly Ginn will forfeit the shares of restricted stock if his employment with us is terminated for any reason, other than his death or disability, including his voluntary termination or resignation or termination of his employment by us with or without cause. The special long-term grant to Mr. Kelly Ginn is intended to serve as an incentive for Mr. Kelly Ginn, who has responsibility for the Metal Building Components Division, which generates approximately 50% of our revenues, to remain in our employ until he retires. In addition, Mr. Kelly Ginn must comply with a covenant not to compete with us for the five years immediately following his receipt of any vested shares under his restricted stock award. If Mr. Kelly Ginn breaches his covenant not to compete, he must either return the 54,526 shares to us, if he still owns them, or pay us the then current market value of the 54,526 shares if he does not then own them.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of our board of directors is responsible for determining executive compensation. Mr. Breedlove, Mr. Chambers, Mr. Forbes and Mr. Pieper are the only members of the Compensation Committee. None of the Compensation Committee members were at any time during fiscal 2003, or at any other time, an officer or employee of NCI. No member on the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or Compensation Committee.

Report of the Compensation Committee

     The principal elements of compensation provided to executive and other officers — including Mr. A.R. Ginn, our Chairman of the Board, President and Chief Executive Officer and Mr. Johnie Schulte, our former President and Chief Executive Officer — historically have consisted of a base salary, supplemented with the opportunity to earn a bonus under our annual cash bonus program (“Bonus Program”). The bonus amount is based on the return on operating assets of NCI for the fiscal year, as calculated in accordance with the Bonus Program (“ROA”), except that bonuses of our executive and most senior officers are based on a combination of ROA and minimum increases in earnings per share. Restricted stock awards and option grants under our stock option plan and 2003 long-term stock incentive plan also have been utilized as a principal component of compensation. We also have provided supplemental retirement benefits to certain of our executives.

     During fiscal 2003, we paid Mr. A.R. Ginn and Mr. Schulte each a base salary of $450,000. Their last increase in salary occurred in December 2000 when we approved a 6.1% increase in salary, bringing their base salaries to $450,000 from $424,000. In December 2002 we approved modest increases in base salary for fiscal 2003 for our Named Executive Officers and certain other senior managers, other than Messrs. A.R. Ginn and Schulte. We did not increase Mr. A.R. Ginn’s and Mr. Schulte’s base salary for fiscal 2003 because we believed that their base salaries were in line with industry averages. In December 2003, we approved a $50,000 increase in salary for Mr. A.R. Ginn for fiscal 2004, bringing his salary to $500,000. We approved this increase because of the increase in Mr. A.R. Ginn’s responsibilities following the retirement of Mr. Schulte and our belief, based upon the study of a third party consultant who reviewed our executive compensation structure during fiscal 2002, that Mr. A.R. Ginn’s base salary otherwise would be behind industry averages for fiscal 2004.

     Under our Bonus Program, Level 1 and Level 2 participants are eligible for the award of an annual cash bonus equal to a percentage of their respective base salaries, based upon our achievement of both a minimum ROA and a minimum increase in earnings per share for the fiscal year. For fiscal 2003, the Bonus Program provided that no cash bonuses would be awarded to Level 1 or Level 2 participants if both (i) ROA was less than 15% and (ii) earnings per share growth was less than 10%. The percentage of base salary payable as a bonus increases proportionately with increases in the ROA and earnings per share growth achieved. The maximum bonus for Level 1 participants, which included Messrs. A.R. Ginn, Kelly Ginn, Maddox, Medlock and Schulte for fiscal 2003 and will include Mr. William M. Young and those persons other than Mr. Schulte for fiscal 2004, is 127.5% of base salary. The maximum bonus for Level 2 participants, which includes our other executive officers, is 85% of base salary.

     In addition, under the Bonus Program, Level 3 and Level 4 participants are eligible for the award of a cash bonus equal to a percentage of their respective base salaries, based upon our achievement of a minimum ROA for the fiscal year. For fiscal 2003, the Bonus Program provided that no cash bonuses would be awarded to Level 3 or Level 4 participants if the ROA was less than 15%. Level 3 participants are classified into five categories based on levels of responsibility and profits generated by the participant’s manufacturing facility. The minimum bonuses for Level 3 participants ranged from 7.5% of base salary to 12.5% of base salary if ROA was 15%. If ROA was between 15% and 25%, the bonus for Level 3 participants increased proportionally, up to a maximum bonus for each category equal to four times the minimum bonus. For example, if ROA was 15% or more, a Level 3 participant with a minimum bonus of 7.5% was eligible for the award of a cash bonus equal to 7.5% of base salary and an additional 2.25% of base salary for each additional 1% increment in ROA over 15%, up to a maximum ROA of 25%. The maximum bonus for Level 3 participants in the highest category is 50% of base salary. If ROA was between 15% and 25%, Level 4 participants were eligible for the award of a cash bonus equal to 6.5% of base salary and an additional 1.875% of base salary for each 1% increment in ROA over 15%. The maximum bonus for Level 4 participants is 25% of base salary.

     We believe that the Bonus Program allows us to provide base compensation to our management group at the low range of comparable rates paid by other companies, in exchange for generous bonuses when warranted by our performance. We also believe that including the achievement of earnings per share growth as an additional bonus criteria for top management provides incentives to maximize stockholder value and growth, while retaining the historical ROA incentive to aggressively manage assets in relation to income and expenses.

     NCI did not pay any bonuses for fiscal 2003 as NCI failed to achieve its minimum ROA and minimum increase in earnings per share.

     Some members of management also receive benefits under NCI’s supplemental retirement plan, the split dollar life insurance agreements, the Management Incentive Plan and the various other arrangements described above under “Employment and Change-in-Control Agreements.” We believe that benefit programs such as these, which address the unique circumstances of executives in light of limitations imposed on benefits payable from qualified welfare, profit-sharing and retirement plans, are critical in attracting and retaining quality executives.

     In December 2002, we recommended and the board adopted the 2003 Long-Term Stock Incentive Plan, an equity based compensation plan that allows us more flexibility in the types of awards that may be granted than our previously existing stock option plan. It was approved by our stockholders in March 2003

     At this time, based on our current executive compensation structure, we do not believe it is necessary to adopt a policy with respect to qualifying executive compensation in excess of $1.0 million for deductibility under Section 162(m) of the Internal Revenue Code of 1986.

     This report is submitted by the members of the Compensation Committee.

WILLIAM D. BREEDLOVE NORMAN C. CHAMBERS GARY L. FORBES W.B. PIEPER

In accordance with the rules and regulations of the SEC, the above report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

STOCK PERFORMANCE CHART

     The following chart compares the yearly percentage change in the cumulative stockholder return on our common stock from November 1998 to the end of the fiscal year ended November 1, 2003 with the cumulative total return on the New York Stock Exchange Index and the MG Industry Group 634 - General Building Materials, a peer group. The comparison assumes $100 was invested on November 1, 1998 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends.

In accordance with the rules and regulations of the SEC, the above stock performance chart shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

BOARD OF DIRECTORS

Independence and Meetings

     Our board of directors has determined, after considering all of the relevant facts and circumstances, that Messrs. Breedlove, Chambers, Forbes, Lukens, Martinez and Pieper are independent from our management, as “independence” is defined by the listing standards of the New York Stock Exchange. This means that none of the independent directors have any direct or indirect material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us. As a result, we have a majority of independent directors on our board of directors as required by the listing standards of the New York Stock Exchange.

     Our board of directors met eight times during the fiscal year ended November 1, 2003. Each director attended at least 80% of the meetings of the board of directors. It is our policy to schedule a meeting of the board of directors on the date of the annual meeting of stockholders and we encourage all of our directors to attend that meeting. All of our current directors attended last year’s annual meeting of stockholders, other than Mr. Chambers and Lukens, neither of whom were directors at the time of that meeting.

     Non-management directors have regularly scheduled executive sessions in which non-management directors meet without the presence of management. These executive sessions occur before or after regularly scheduled meetings of our board of directors. The presiding director of these executive sessions is the Chairman of the Nominating and Corporate Governance Committee, currently Mr. Pieper. For information on how you can communicate with our non-management directors, please see “Communications With Our Directors.”

     For more information regarding our board of directors and other corporate governance procedures, please see “Corporate Governance.”

     Our board of directors currently has appointed four committees — the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Executive Committee

     The Executive Committee is generally authorized to act on behalf of our board of directors between scheduled meetings of our board of directors to the fullest extent permitted by Delaware corporate law; provided, however, that the Executive Committee does not have the authority to commit over $5.0 million of our resources with respect to a single matter or an aggregate of $10.0 million for all matters between regularly scheduled meetings, approve amendments to our charter or by-laws or approve specified extraordinary corporate transactions. For a complete description of the authority of the Executive Committee and the limits on that authority, please see the Corporate Governance Guidelines adopted by our board of directors, a copy of which is included as Appendix A to this proxy statement.

     During fiscal 2003, the members of the Executive Committee were Mr. Schulte and Mr. A.R. Ginn, with Mr. Schulte serving as Chairman. The Executive Committee met fifteen times during the fiscal year ended November 1, 2003. The current members of the Executive Committee are Mr. A.R. Ginn and Mr. Forbes, with Mr. A.R. Ginn serving as Chairman.

Audit Committee

     The Audit Committee is responsible for engaging and discharging the independent auditors and for monitoring audit functions and procedures. The Audit Committee provides assistance to the board of directors regarding the corporate accounting and reporting practices of NCI and the quality and integrity of its financial reports. The members of the Audit Committee are Mr. Chambers, Mr. Forbes, Mr. Lukens and Mr. Martinez, with Mr. Forbes serving as Chairman. The Audit Committee met eight times during the fiscal year ended November 1, 2003.

     The Audit Committee is comprised solely of directors who are not our officers or employees and whom we believe have the requisite financial literacy to serve on the Audit Committee, no relationship to us that might interfere with the exercise of their independence from our management, and meet the standards of independence for members of an audit committee published by the Securities and Exchange Commission and the New York Stock Exchange.

     In accordance with the rules and regulations of the SEC, the above paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

     Our board of directors, after reviewing all of the relevant facts, circumstances and attributes, has determined that Gary L. Forbes, the Chairman of our Audit Committee, is the sole “audit committee financial expert” on the Audit Committee.

     The Audit Committee operates under an Audit Committee Charter adopted by our board of directors, a copy of which is included as Appendix B to this proxy statement.

Compensation Committee

     The Compensation Committee is responsible for reviewing and making recommendations to our board of directors on all matters relating to compensation and benefits provided to executive management. The members of the Compensation Committee are Mr. Breedlove, Mr. Chambers, Mr. Forbes and Mr. Pieper, with Mr. Breedlove serving as Chairman. The Compensation Committee met five times during the fiscal year ended November 1, 2003.

     The Compensation Committee is comprised solely of directors who are not our officers or employees and whom we believe have no relationship to us that might interfere with the exercise of their independence from our management and whom we believe meet the standards of independence published by the New York Stock Exchange.

     The Compensation Committee operates under a Compensation Committee Charter adopted by our board of directors, a copy of which is included as Appendix C to this proxy statement.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is responsible for reviewing and interviewing qualified candidates to serve on our board of directors and to make nominations to fill vacancies on our board of directors and to select the management nominees for the directors to be elected by our stockholders at each annual meeting. In addition, the Nominating and Corporate Governance Committee is responsible for evaluating, implementing and overseeing the standards and guidelines for the governance of the Company, including monitoring compliance with those standards and guidelines, as well as overseeing succession planning and evaluating the performance of our board of directors. The members of the Nominating and Corporate Governance Committee are Mr. Breedlove, Mr. Lukens, Mr. Martinez and Mr. Pieper, with Mr. Pieper serving as the Chairman. The Nominating and Corporate Governance Committee met three times during the fiscal year ended November 1, 2003.

     The Nominating and Corporate Governance Committee is comprised solely of directors who are not our officers or employees and whom we believe have no relationships to us that might interfere with the exercise of their independence from our management and whom we believe meet the standards of independence published by the New York Stock Exchange.

     The Nominating and Corporate Governance Committee operates under a Nominating and Corporate Governance Committee Charter adopted by our board of directors, a copy of which is included as Appendix D to this proxy statement. Our Corporate Governance Guidelines adopted by our board of directors, a copy of which is included as Appendix A to this proxy statement, include the criteria our board of directors believes are important in the selection of director nominees.

     Our board of directors believes that a nominee for director should be, about to be or have been a senior manager, chief operating officer, chief financial officer or chief executive officer of a relatively complex organization such as a corporation, university, foundation or governmental entity or unit or, if in a professional or scientific capacity, be accustomed to dealing with complex problems, or otherwise have obtained and excelled in a position of leadership. In addition, directors and nominees for director should have the education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom and vision to exercise sound, mature judgments on a macro and entrepreneurial basis and should have high personal and professional ethics, strength of character, integrity and values. Directors and nominees for director also should be free and willing to attend regularly scheduled meetings of our board of directors and its committees and otherwise able to contribute a reasonable amount of time to our affairs, with participation on other boards of directors encouraged to provide breadth of experience to our board of directors. The age at the time of election of any nominee for director should be such to assure a minimum of three years of service as a director.

     In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee first looks at the overall size and structure of our board of directors to determine the need to add or remove directors and to determine if there are any specific qualities or skills that would complement the existing strengths of our board of directors.

     The Nominating and Corporate Governance Committee uses multiple sources for identifying and evaluating nominees for directors including referrals from our current directors and management, as well as input from third party executive search firms. The Chairman of the Nominating and Corporate Governance Committee and our Chairman of the Board will then interview qualified candidates. Qualified candidates are then invited to meet the remaining members of the Nominating and Corporate Governance Committee. The remaining directors also have an opportunity to meet and interview qualified candidates. The Nominating Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the board of directors that a candidate be nominated to our board of directors.

     With respect to Mr. Chambers and Mr. Lukens, who are being submitted to our stockholders for election as directors for the first time at the Annual Meeting, both Mr. Chambers and Mr. Lukens were recommended to the Nominating and Corporate Governance Committee by Spencer Stuart, a third party executive search firm.

     The Nominating and Corporate Governance Committee will consider qualified nominees recommended by stockholders who may submit recommendations to the Nominating and Corporate Governance Committee in care of our Chairman of the Board and Secretary at our address set forth on page 1 of this proxy statement. To be considered by the Nominating and Corporate Governance Committee, stockholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by our stockholders will be evaluated in the same manner as any other nominee for director.

     Nominations by stockholders may also be made at an annual meeting of stockholders in the manner provided in our by-laws. Our by-laws provide that a stockholder entitled to vote for the election of directors may make nominations of persons for election to our board of directors at a meeting of stockholders by complying with required notice procedures. Nominations must be made by written notice and the notice must be received at our principal executive offices not less than 75 or more than 85 days before any annual meeting of stockholders. If, however, notice or prior public disclosure of an annual meeting is given or made less than 75 days before the date of the annual meeting, the notice must be received no later than the 10th day following the date of mailing of the notice of the annual meeting or the date of public disclosure of the date of the annual meeting, whichever is earlier.

     The notice must specify:

     •     as to each person the stockholder proposes to nominate for election or re-election as a director:

—	the name, age, business address and residence address of the person;

—	the principal occupation or employment of the person;

—	the class and number of shares of our capital stock that are beneficially owned by the person; and

—	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors under Regulation 14A of the Exchange Act; and

     •     as to the stockholder giving the notice:

—	the name and record address of the stockholder and any other stockholder known to be supporting the nominee; and

—	the class and number of shares of our capital stock that are beneficially owned by the stockholder making the nomination and by any other supporting stockholders.

     We may require that the proposed nominee furnish us with other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a director. At any meeting of stockholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

Compensation of Directors

     Directors of NCI who are employees of NCI do not receive compensation as directors. We pay non-employee directors (i) an annual fee of $20,500 plus expenses incurred to attend and/or participate in meetings, (ii) a board meeting fee of $3,000 for each meeting of our board of directors attended, and (iii) a committee meeting fee of $1,500 for each committee meeting attended, but only if the committee meeting is held on a day on which there is no meeting scheduled for the entire board of directors. In addition, each non-employee director receives grants of options to purchase that number of shares having a fair market value of $30,000 (if the non-employee director serves as the chairman of a committee) or $25,000 (if the non-employee director does not serve as the chairman of a committee) under our stock option plan on June 15 and December 15 of each year, provided, that the non-employee director has served as a director for at least six months. In addition, upon election to our board of directors, each new non-employee director will receive an initial grant of options to purchase 5,000 shares of common stock.

CORPORATE GOVERNANCE

     During fiscal 2003, our board of directors adopted Corporate Governance Guidelines, a copy of which is included as Appendix A to this proxy statement, to address significant corporate governance issues. These guidelines provide a framework for our corporate governance initiatives and cover topics including, but not limited to, director qualification and responsibilities, board of director composition, director compensation and management and succession planning. The Nominating and Corporate Governance Committee is responsible for overseeing and reviewing the guidelines and reporting and recommending to our board of directors any changes to the guidelines. During fiscal 2003, our board of directors also amended and restated the Audit Committee Charter to take into account new rules and regulations adopted by the SEC and the New York Stock Exchange and adopted new charters for the Compensation Committee and the Nominating and Corporate Governance Committee as required by the New York Stock Exchange. You may obtain a copy of all of our board committee charters and our Corporate Governance Guidelines, free of charge, from our website at http://www.ncilp.com.

     In December 2003, our board of directors adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics is applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics, including but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations. Our Code of Business Conduct and Ethics is available, free of charge, on our website, along with other corporate governance information, at http://www.ncilp.com.

     Waivers from our Code of Business Conduct and Ethics are discouraged, but any waivers from the Code of Business Conduct and Ethics that relate to our principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions or any other executive officer or director must be approved by our Nominating and Corporate Governance Committee, which is composed solely of directors whom we believe are independent of management, and will be posted on our website at http://www.ncilp.com.

COMMUNICATIONS WITH OUR BOARD

     Any stockholder or interested party who wishes to communicate with our board of directors or any specific directors, including non-management directors, may write to:

Board of Directors
NCI Building Systems, Inc.
10943 North Sam Houston Parkway West
Houston, TX 77064

     Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed (for example, if the communication received deals with questions, concerns or complaints regarding accounting, internal accounting controls and auditing matters, it will be forwarded by management to the Chairman of the Audit Committee for review);

•	attempt to handle the inquiry directly, for example where it is a request for information about us or our operations or it is a stock-related matter that does not appear to require direct attention by our board of directors or an individual director; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

     At each meeting of the board of directors, our Chairman of the Board will present a summary of all communications received since the last meeting of the board of directors that were not forwarded and will make those communications available to any director on request.

SECTION 16 REPORTING

     Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. These persons are required by the Exchange Act to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of the forms received by us with respect to fiscal 2003, or written representations from the reporting persons, both Mr. Moore and Mr. Kelly Ginn were late with respect to one filing.

TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES

     With respect to transactions between us and Messrs. A.R. Ginn, Maddox, Schulte and Kelly Ginn, please see “Executive Compensation—Employment and Change-in-Control Agreements.”

     In December 2002, we purchased from each of Messrs. A.R. Ginn and Schulte a 25% interest in a Cessna Citation airplane, which gave us complete ownership of that airplane. In consideration for their respective 25% interests, we paid each of Messrs. A.R. Ginn and Schulte $400,000, which was the appraised value of their interests.

AUDIT COMMITTEE AND AUDITORS

Report of the Audit Committee

     We have reviewed and discussed the audited financial statements of NCI for fiscal 2003 with management. We also have discussed the audited financial statements with Ernst & Young LLP, NCI’s independent auditors. Our discussions with Ernst & Young LLP included, among other things, discussions relating to the auditor’s responsibility under generally accepted auditing standards, the processes used by our management in formulating accounting estimates, significant adjustments made during the audit, any disagreements with our management and any difficulties encountered by the independent auditors in performing the audit. We also reviewed written disclosures from Ernst & Young LLP relating to any and all relationships between it and NCI, and we discussed with Ernst & Young LLP any relationship that might affect the objectivity or independence of Ernst & Young LLP. Based on those discussions, we are not aware of any relationship between Ernst & Young LLP and NCI that affects the objectivity or independence of Ernst & Young LLP.

     Based on those discussions and review, we recommended to the board of directors that the audited financial statements for fiscal 2003 be included in NCI’s 2003 Annual Report to Stockholders. We anticipate that we will select and retain Ernst & Young LLP as NCI’s independent auditors for fiscal 2004, although we have not yet taken any official action.

     We also reviewed and discussed the fees paid to NCI’s independent auditors during fiscal 2003 for audit and non-audit services, which fees and services are described below under the title “Our Independent Auditors and Fees,” and have determined that the provision of the non-audit services and the fees that we pay for them are compatible with maintaining Ernst & Young LLP’s independence.

     This report is submitted by the members of the Audit Committee.

NORMAN C. CHAMBERS GARY L. FORBES MAX L. LUKENS GEORGE MARTINEZ

In accordance with the rules and regulations of the SEC, the above report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

Our Independent Auditors and Audit Fees

     Ernst & Young LLP served as our independent auditors for fiscal 2003. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement if he so desires and will be available to answer appropriate stockholder questions.

     Audit Fees. We paid Ernst & Young LLP $343,550 during fiscal 2003 and $290,844 during fiscal 2002 for its independent audit of our annual financial statements, review of the financial statements contained in our quarterly reports on Form 10-Q and assistance regarding other SEC filings. All of the audit services provided to us by Ernst & Young LLP during fiscal 2003 and fiscal 2002 were pre-approved by the Audit Committee.

     Audit-Related Fees. We paid Ernst & Young LLP $60,000 during fiscal 2003 and $29,850 during fiscal 2002 for other services that are reasonably related to its audit and review of our financial statements, including reviews of internal control design and operation and assistance in evaluating the requirements of the Sarbanes-Oxley Act of 2002. All of the audit-related services provided to us by Ernst & Young LLP during fiscal 2003 and fiscal 2002 were pre-approved by the Audit Committee.

     Tax Fees. We paid Ernst & Young LLP $136,577 during fiscal 2003 and $67,117 during fiscal 2002 for its professional services related to federal and state tax compliance, tax advice and tax planning. All of these services are permitted non-audit services. All of the tax-related services provided to us by Ernst & Young LLP for fiscal 2003 were pre-approved by the Audit Committee. None of the tax-related services provided to us by Ernst & Young LLP in fiscal 2002 were pre-approved by the Audit Committee, although those services were reviewed by the Audit Committee.

     All Other Fees. Except as described above, we did not pay Ernst & Young LLP any other fees during fiscal 2003 and fiscal 2002.

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

     The Audit Committee has developed policies and procedures concerning its pre-approval of the performance of audit and non-audit services for us by Ernst & Young LLP. These policies and procedures provide that the Audit Committee must pre-approve all audit and permitted non-audit services (including the fees and terms thereof) to be performed for us by Ernst & Young LLP, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee before the completion of the audit. In pre-approving all audit services and permitted non-audit services, the Audit Committee or a delegated member must consider whether the provision of the permitted non-audit services is comparable with maintaining the independence of Ernst & Young LLP and its status as our independent auditors.

     The Audit Committee also delegated to one or more of its members the authority to consider and approve management proposals for the engagement of Ernst & Young LLP to perform permitted non-audit services for fees of up to an aggregate of $100,000 between quarterly meetings of the Audit Committee; provided that those pre-approvals are presented to the entire Audit Committee at its then next regularly scheduled meeting.

     On December 12, 2002, the Audit Committee unanimously pre-approved non-audit services to be performed for us by Ernst & Young LLP during fiscal 2003 that relate to the consolidation of state tax filings and other state tax matters.

     On March 14, 2003, the Audit Committee unanimously pre-approved non-audit services to be performed for us by Ernst & Young LLP during fiscal 2003 that relate to our implementation of the procedures necessary to comply with Section 404 of the Sarbanes-Oxley Act of 2002, which requires the officers of a public company to assess and report on the internal controls of the company and the company’s independent auditors to give their opinion on the company’s assessment and state whether it agrees with the company’s assessment.

STOCKHOLDERS’ PROPOSALS

     If you wish to present a proposal for inclusion in our proxy material for consideration at the annual meeting of stockholders to be held in 2005, you must submit the proposal in writing to our Secretary at the address shown on the first page of this proxy statement not later than October 3, 2004. That proposal must comply with Section 8 of Article II of our by-laws and, if it is to be included in our proxy materials, Rule 14a-8 under the Exchange Act. Our by-laws permit our board of directors or the presiding officer of the annual meeting of stockholders to be held in 2005 to reject any proposal submitted for that meeting after October 3, 2004 or that otherwise does not comply with the by-laws. It is likely that an untimely or noncomplying proposal will be rejected. If, however, an untimely or noncomplying proposal is not rejected, then (subject to Rule 14a-4 under the Exchange Act) the persons named as proxies in the proxy cards solicited by our board of directors for that meeting will be entitled to vote the shares represented by the proxy cards held by them regarding that proposal in their discretion, if properly raised at the meeting.

MISCELLANEOUS

     Our board of directors knows of no business other than that described above to be transacted at the Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on those matters.

     The information contained in the proxy statement relating to the occupations and security holdings of our directors and officers and their transactions with us is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of our common stock is based upon information contained in reports filed by that owner with the SEC.

     The 2003 Annual Report to Stockholders, which includes our financial statements and accompanies this proxy statement, does not form any part of the materials for the solicitation of proxies.

By Order of the Board of Directors

/s/ Donnie R. Humphries

Donnie R. Humphries Secretary

Houston, Texas
January 30, 2004

APPENDIX A

NCI BUILDING SYSTEMS, INC.

Corporate Governance Guidelines

October 27, 2003

The Board of Directors (the “Board”) of NCI Building Systems, Inc. (the “Company”) has adopted these guidelines to promote the effective functioning of the Board and its committees.

1. Director Qualification and Board Composition

(a)	Independence: The Board will consist of a majority of non-employee directors who meet the criteria for independence set by the New York Stock Exchange (“NYSE”) and any other applicable rules and regulations. The Nominating and Corporate Governance Committee of the Board is responsible for annually evaluating whether members qualify as independent under applicable standards. During the year, directors are expected to inform the Nominating and Corporate Governance Committee of any material changes in their circumstances or relationships that may impact their designation by the board as independent so that it may re-evaluate the director’s independent status.

(b)	Board Size: The Board has the authority under the Company’s Amended and Restated By-Laws (the “By-Laws”) to set the number of directors. The Board believes that six to ten people is an appropriate size based on the Company’s present circumstances. The Board will periodically evaluate whether a larger or smaller number of directors would better serve the Company.

(c)	Board Election and Vacancies: The Company’s Board is divided into three classes who serve staggered terms. One class of directors is elected annually by the Company’s stockholders to serve a three-year term, except as noted below. Each year, at the Company’s annual meeting of stockholders, the Board recommends a class of directors for election by the stockholders. The Board’s recommendations are based on the recommendation of the Nominating and Corporate Governance Committee as to the suitability of each individual to serve as a director of the Company, taking into account the membership criteria set forth herein.

The Board may fill vacancies in existing or new director positions based on the recommendation of the Nominating and Corporate Governance Committee. Such directors elected by the Board serve only until the next election of directors unless elected by the stockholders to a further term at that time.

(d)	Board Membership Criteria: The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics that the Board seeks in Board members, including without limitation, the characteristics attached hereto as Exhibit A, as well as the composition of the Board as a whole. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending the Board candidates for membership on the Board. The entire Board shall have final approval of all Board candidates.

(e)	Term Limits; Mandatory Retirement: The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of the Company’s history, policies and objectives. The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process described in these guidelines. Under the Company’s By-Laws, no director may stand for election as a director if, on the date of the next succeeding any annual or special meeting held for the purpose of electing directors, such person shall have reached the age of 72.

APPENDIX A

(f)	Limitation on Other Board Service: The Board does not believe that its members should be prohibited from serving on boards and/or committees of other organizations, and the Board has not adopted any guidelines limiting such activities; provided, however, that members of the Company’s Audit Committee may not simultaneously serve on the audit committee of more than two other public companies without prior review and approval of the Board (with proper disclosure of such approval to the fullest extent required by the rules and regulations of the NYSE). The Nominating and Corporate Governance Committee and the Board will take into account the nature of and time involved in a director’s service on other boards in evaluating the suitability of individual directors and making its recommendations to Company stockholders. Service on boards and/or committees of other organizations should be consistent with the Company’s conflict of interest policies set forth in the Company’s Code of Business Conduct and Ethics.

2. Director Responsibilities

(a)	Responsibilities: The director’s primary responsibility is to provide effective governance over the Company’s affairs for the benefit of its stockholders. In all actions taken by a director, the director is expected to exercise his or her business judgment in what he or she believes to be in the best interests of the Company. In discharging this obligation, directors are entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors.

(b)	Attendance at Meetings: The Board has five regularly scheduled meetings per year. The Chairman of the Board shall distribute to each director a calendar of the regularly scheduled Board meetings before the start of each calendar year. Special meetings are called as necessary. It is the responsibility of the directors to attend the meetings. In addition, members of the Board are expected to attend the Company’s Annual Planning Conference, at which long-term strategic and business plans will be reviewed.

(c)	Executive Sessions: The independent directors will meet in executive sessions without the Company’s management before or after each of the Board’s regularly scheduled meetings. The Chairman of the Nominating and Corporate Governance Committee shall serve as the presiding director at each executive session of the independent directors. The name of the presiding director will be disclosed in the manner required by the NYSE and applicable federal securities laws.

The Audit Committee will maintain procedures for interested parties to communicate directly with the non-employee directors, both on a confidential and non-confidential basis. These procedures will be published in the Company’s proxy statement for each annual meeting of stockholders and posted on the Company’s internet website.

(d)	Selection of Agenda: The Chairman of the Board establishes the agenda for each Board meeting, although other Board members are free to suggest items for inclusion on the agenda. Each director is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

(e)	Distribution of Materials: In advance of each Board or Committee meeting, an agenda will be distributed to each member. In addition, to the extent feasible or appropriate, information and data important to the members’ understanding of the matters to be considered, including background summaries of presentations to be made at the meeting, will be distributed in advance of the meeting. Directors shall also routinely receive internal financial statements, earnings reports, press releases, analyst reports, copies of filings made with the Securities and Exchange Commission and other information designed to keep them informed of the material aspects of the Company’s business, performance and prospects.

(f)	Board Committees: The Board has established the following committees to assist the Board in discharging its responsibilities:

•	Audit Committee

•	Compensation Committee

APPENDIX A

•	Nominating and Corporate Governance Committee

•	Executive Committee

•	Operating Committee

The Audit, Compensation and Nominating and Corporate Governance Committees each have Charters establishing their authority and responsibilities. The current Charters of these committees shall be published on the Company’s website.

During the intervals between Board meetings, the Executive Committee shall, except as otherwise provided by the By-Laws and Delaware corporate law, have and may exercise all the powers and authority of the Board in the management of the Company’s business. The Executive Committee is hereby authorized between regularly scheduled meetings of the Board of Directors and in the place and stead of the full Board of Directors as follows:

•	to consider and act upon any and all matters that do not involve a commitment of more than $5.0 million for any single matter or an aggregate of $10.0 million for all matters acted upon between meetings of the full Board of Directors; and within the limits set forth in the immediately preceding clause, to exercise all of the powers and authority of the Board of Directors in the management and affairs of the Company; and

•	to grant options for up to 25,000 shares of Company common stock under the Company’s 2003 Long-Term Stock Incentive Plan (the “2003 Plan”) to new or existing employees of the Company who are not designated as “Level 1” or “Level 2” participants under the Company’s Bonus Program and who are not subject to Section 16 of the Securities Exchange Act of 1934, which authority shall be concurrent with, and not in lieu of, the authority of the Compensation Committee to administer the 2003 Plan and grant options thereunder; provided however, that the Executive Committee shall not have the authority to administer the 2003 Plan with respect to the options granted by it.

Notwithstanding the foregoing, the Executive Committee shall not have authority to act upon, approve or declare:

•	amendments to the Company’s charter or by-laws;

•	mergers (including “short-form” subsidiary mergers), sales, acquisitions, consolidations or other combinations, or acquisitions or sales of substantially all of the assets, of or with any business enterprise, the Company or any subsidiary or division of the Company, unless such transaction(s) is within the $5.0 million or $10.0 million limits set forth above that are applicable to the Executive Committee;

•	sales of assets of the Company or any of subsidiary or division of the Company, other than in the ordinary course of business;

•	the issuance or incurrence of indebtedness for borrowed money or capital leases, other than borrowings pursuant to loan or credit arrangements approved by the full Board of Directors;

•	issuances of capital stock of the Company, or issuances of capital stock or ownership interests of any of its subsidiaries to a person or entity other than the Company or one of its wholly-owned subsidiaries; or

•	dividends or distributions upon or with respect to capital stock of the Company.

In addition, the independent directors shall adopt such resolutions establishing the key practices of the Executive Committee, including such limitations on the power and authority of the Executive

APPENDIX A

Committee, as the independent directors determine. The independent directors shall annually review the key practices, power and authority of the Executive Committee.

The Operating Committee shall consist of the Chief Executive Officer (if he is a director; otherwise, the Chairman of the Board) and the Chief Operating Officers of the Metal Building Components Division and the Engineered Building Systems Division of the Company. The Operating Committee shall have as its primary purpose the oversight and supervision of the day-to-day or ordinary business operations of the Company, including the integration and consolidation of best practices, policies and procedures on a Company-wide basis. In addition, the Operating Committee is hereby authorized between regularly scheduled meetings of the Board of Directors as follows:

•	the member of the Operating Committee that is a director of the Company shall have the authority to consider and act upon any and all matters that do not involve a commitment of more than an aggregate of $1.0 million for all matters acted upon between meetings of the full Board of Directors; provided, however, that if all of the members of the Operating Committee agree, the Operating Committee shall have the authority to consider and act upon any and all matters that do not involve a commitment of more than an aggregate of $2.0 million for all matters acted upon between meetings of the full Board of Directors; and within the limits set forth in the immediately preceding clause, to exercise all of the powers and authority of the Board of Directors in the management and affairs of the Company; and

•	with the concurrence of the member of the Operating Committee that is a director of the Company, the Operating Committee shall have the authority to grant options for up to 10,000 shares of Company common stock under the 2003 Plan to new or existing employees of the Company who are not designated as “Level 1” or “Level 2” participants under the Company’s Bonus Program and who are not subject to Section 16 of the Securities Exchange Act of 1934, which authority shall be concurrent with, and not in lieu of, the authority of the Compensation Committee to administer the 2003 Plan and grant options thereunder; provided however, that the Operating Committee shall not have the authority to administer the 2003 Plan with respect to the options granted by it.

Notwithstanding the foregoing, the Operating Committee shall not have authority to act upon, approve or declare:

•	amendments to the Company’s charter or by-laws;

•	mergers (including “short-form” subsidiary mergers), sales, acquisitions, consolidations or other combinations, or acquisitions or sales of substantially all of the assets, of or with any business enterprise, the Company or any subsidiary or division of the Company, unless such transaction(s) is within the $1.0 million or $2.0 million limits set forth above that are applicable to the Operating Committee;

•	sales of assets of the Company or any of subsidiary or division of the Company, other than in the ordinary course of business;

•	the issuance or incurrence of indebtedness for borrowed money or capital leases, other than borrowings pursuant to loan or credit arrangements approved by the full Board of Directors;

•	issuances of capital stock of the Company, or issuances of capital stock or ownership interests of any of its subsidiaries to a person or entity other than the Company or one of its wholly-owned subsidiaries; or

•	dividends or distributions upon or with respect to capital stock of the Company.

APPENDIX A

In addition, the independent directors shall adopt such resolutions establishing the key practices of the Operating Committee, including such limitations on the power and authority of the Operating Committee, as the independent directors determine. The independent directors shall annually review the key practices, power and authority of the Operating Committee.

(g)	Committee Members: Each member of the Audit, Compensation and Nominating and Corporate Governance Committees will meet the criteria for independence set by the NYSE and any other applicable rules and regulations. Members of the Audit Committee shall also satisfy any additional legal or NYSE requirements regarding financial literacy and expertise.

Committee meetings will generally be held on the same day as Board meetings. However, during the course of each year, some committee meetings, especially Audit Committee meetings, may be held on days that do not coincide with regularly scheduled Board meetings. At each Board meeting, the Chairman of each committee shall report to the full Board with respect to any meetings held by the Committee since the last Board meeting, if any. In addition, each committee shall distribute to the full Board copies of the minutes of any committee meeting.

3. Access to Management and Outside Advisors

(a)	Access to Management: The Board shall have full and free access to senior management and all other employees of the Company in order to ensure that directors can ask all questions and glean all information necessary to fulfill their duties. Any meetings or contacts that a director wishes to initiate may be arranged through the Chairman of the Board or the Chief Executive Officer of the Company; provided, however, that any director has the right to directly contact the Company’s internal auditor (or persons performing the internal audit function) without informing senior management. The Board may specify a protocol for making such inquiries. Management is encouraged to invite Company personnel to any Board meeting at which their presence and expertise would help the Board have a full understanding of matters being considered.

(b)	Access to Outside Advisors: The Board and each committee of the Board shall have the right to retain such outside advisors, including, without limitation, accountants, legal counsel or other experts or consultants, as the Board and such committee, in its sole and absolute discretion, deems advisable or appropriate. The Company shall pay all of the fees and expenses of any such advisors.

4. Director Compensation

(a)	Non-Employee Directors: The form and amount of director compensation is determined by the Board upon the recommendation of the Compensation Committee in accordance with the policies and principles set forth in its charter and applicable legal and regulatory guidelines. The Compensation Committee will conduct reviews, from time to time, of director compensation. The Compensation Committee will consider that a director’s independence may be jeopardized if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated, or if the Company enters into a consulting contract with (or provides other indirect forms of compensation to) an organization with which the director is affiliated.

(b)	Employee Directors: Employees of the Company who serve as a director do not receive compensation for serving as a director.

5. Director Orientation and Continuing Education

(a)	Initial Orientation: New non-employee directors will receive a comprehensive orientation from appropriate senior management of the Company regarding the Company’s business and affairs.

All directors will receive a director fact book, which shall contain such information the Board requests or as the Chairman of the Board deems appropriate, including, without limitation, copies of the

APPENDIX A

Company’s organizational documents, equity compensation plans, material agreements and a list of other items that directors may request if they deem it advisable.

(b)	Continuing Education: The Board expects that, at least annually, all directors will participate in a continuing education event (which may coincide with a regular Board meeting) addressing among other things, current developments and best practices in corporate governance. Members of the Company’s senior management may also review with the Board from time to time certain aspects of the Company’s operations as part of regularly scheduled Board meetings. In addition, the Board will also normally conduct an on-site visit to one of the Company’s manufacturing facilities in conjunction with a regular Board meeting at least once every other year.

6. Management Succession Planning

(a)	Annual Performance Review: At least annually, the non-employee directors will, in conjunction with the Compensation Committee, review the performance of the Company’s Chief Executive Officer and other senior management in light of the Company’s goals and objectives.

(b)	Succession Planning: At least annually, the Board will review succession plans for the Company’s Chief Executive Officer and other senior management. The Chairman of the Nominating and Corporate Governance Committee shall chair any Board session called for the purpose of discussing succession issues. Succession planning will address both succession in the ordinary course of business and contingency planning in case of unexpected events. The offices of Chairman of the Board and Chief Executive Officer have been at times combined and at times separated. The Board has the discretion to combine or separate these positions, as it deems appropriate in light of prevailing circumstances. The Board believes that the combination or separation of these offices should be considered as part of the succession planning process. The Board further believes that it is in the best interests of the Company for the Board to make a determination as to the combination or separation of the offices of Chairman of the Board and the Chief Executive Officer each time it elects a new Chief Executive Officer.

7. Annual Performance Evaluation

(a)	Board and Committees: The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Corporate Governance Committee will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance. This report will be discussed at the first Board meeting immediately following the end of the Company’s fiscal year. The assessment will focus on the Board’s contribution to the Company and specifically focus on areas in which the Board or management believes that the Board could improve.

(b)	Corporate Governance Guidelines: In addition, the Board will conduct an annual review of the corporate governance principles and make such changes, modifications and amendments as the Board determines.

8. Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s directors, management and all employees. Each director is expected to be familiar with and to follow these policies. In addition, directors must avoid any conflict between their own interests and the interests of the Company in dealing with suppliers, customers and other third parties, and in the conduct of their personal affairs, including transactions in the Company’s securities, with any affiliate or with any non-affiliated organization.

The Nominating and Corporate Governance will review any allegation that a director or executive officer may have violated the Code of Business Conduct and Ethics and will report its findings to the full Board.

APPENDIX A

Exhibit A

CRITERIA FOR THE SELECTION OF DIRECTORS

1.	The nominee shall have the highest personal and professional ethics, strength of character, integrity and values.

2.	The nominee shall be, about to be or have been a senior manager, chief operating officer, chief financial officer or chief executive officer of a relatively complex organization such as a corporation, university, foundation or unit of government with a proven record of success or, if in a professional or scientific capacity, be accustomed to dealing with complex problems, or otherwise shall have obtained and excelled in a position of leadership.

3.	The nominee shall have the education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom and vision to exercise sound, mature judgments on a macro and entrepreneurial basis on matters which relate to the current and long-term objectives of the Company.

4.	The nominee shall have the competence and willingness to learn the Company’s business and confidence to express his/her personal views.

5.	The nominee shall be free and willing to attend regularly scheduled meetings of the board of directors and its committees over a sustained period and otherwise able to contribute a reasonable amount of time to the affairs of the Company and its affiliates. Participation on other boards is desirable in providing a breadth of experience to the board.

6.	The nominee shall have the breadth of viewpoint and experience necessary for an understanding of the diverse and sometimes conflicting interests of stockholders and other constituencies, while still recognizing the particular responsibilities of the board of directors.

7.	The nominee should be of such an age at the time of election to assure a minimum of three years of service as a director.

8.	The nominee shall have the personality, tact, sensitivity and perspective to work well with others.

9.	The nominee shall have the stature and capability to represent the corporation before the public, stockholders and other various individuals and groups that affect the Company. The nominee should have the capability to “network” with others for the benefit of the corporation.

10.	The nominee shall be willing to appraise objectively the performance of management in the interest of the stockholders. The nominee shall possess an inquiring and independent mind willing to question management’s assumptions when inquiry is appropriate.

APPENDIX B

NCI BUILDING SYSTEMS, INC.

Audit Committee Charter

[Amended and Restated October 27, 2003]

Organization

     There shall be a permanent committee of the Board of Directors (the “Board”) known as the Audit Committee (the “Committee”). The Committee shall be composed of three or more directors, each of whom shall meet the independence and experience requirements of the New York Stock Exchange (“NYSE”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”). At least one member of the Committee shall be a financial expert as defined by the SEC.

     The members of the Committee shall be appointed by the Board based on the recommendations of the Nominating and Governance Committee, and shall serve for such term or terms as the Board determines or until their successors are elected or appointed. Members of the Committee may be removed at any time without cause by the affirmative vote of a majority of the Board. Vacancies resulting from resignation or removal shall be filled by the Board based on the recommendations of the Nominating and Governance Committee. The Board shall designate a chairperson for the Committee.

     A Committee member shall not simultaneously serve on the audit committees of more than two other public companies, unless the Board affirmatively determines that such simultaneous service would not impair the ability of that director to effectively serve on the Committee. Service on more than two other audit committees and the Board’s determination to allow such simultaneous service shall be disclosed to the fullest extent required by the rules and regulations of the NYSE and applicable law.

Meetings

     The Committee shall meet as often as it determines, but not less than quarterly. The Chairman of the Committee, any two members of the Committee or, at the request of any Committee member, the Chairman of the Board may call meetings of the Committee. Meetings of the Committee may be held telephonically and any member may participate in any meeting telephonically.

     The Committee shall meet periodically with management, persons performing internal audit functions, and the independent auditor in separate executive sessions and with or without the presence of any one or more of the foregoing present at a particular executive session. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Purposes of the Committee

     The Committee shall provide assistance to the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices of the Company and the quality and integrity of the financial reports of the Company. In particular, the Committee will assist the Board in monitoring

(1)	The integrity of the financial statements of the Company;

(2)	The compliance by the Company with legal and regulatory requirements;

(3)	The independence and qualifications of the Company’s independent auditors;

APPENDIX B

(4)	The performance of the Company’s internal audit function and of its independent auditors; and

(5)	Prepare the report of the Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

Committee Authority and Responsibilities

     The Committee shall have the sole authority to appoint, retain, replace or terminate the independent auditor. The Committee shall be directly responsible for the compensation, evaluation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report, performing other audit, review, attestation or related services or work for the Company. The independent auditor shall report directly to the Committee.

     The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

     The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

     The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain, set the compensation and other terms of engagement of and terminate the retention of independent legal, accounting or other advisors or consultants. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors or consultants employed by the Committee.

     The internal auditor shall report directly to the Committee and tasks or duties assigned to the internal auditor by the Committee shall take precedence over tasks and duties assigned by management.

     The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and, if appropriate, recommend any proposed changes to the Board for approval. The Committee shall annually review and evaluate the Committee’s own performance. The Committee shall conduct such review and evaluation in such manner as it deems appropriate and report the results of its review and evaluation to the entire Board.

     In carrying out its responsibilities, the Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company or its subsidiaries, whom such member believes to be reliable and competent in the matters presented, and (ii) counsel, public accountants, consultants or other persons as to matters which the member believes to be within the professional competence of such person, including, without limitation, representations by management and the independent auditors regarding non-audit services provided to the Company by the independent auditors.

     In carrying out its responsibilities, the Committee’s policies and procedures will remain flexible, to best react to changing conditions and to ensure to the Board and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

APPENDIX B

     In carrying out these responsibilities, the Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

     1.     Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

     2.     Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

     3.     Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

     4.     Review and discuss with the independent auditors, not less than quarterly, reports of the independent auditors regarding:

(a) Critical accounting policies and practices to be used;

(b) Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     5.     Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     6.     Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements, including oversight and review of commitments and responsibilities of joint ventures of the Company.

     7.     Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies and guidelines.

     8.     Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested, information, including management’s response thereto, and any significant disagreements with management.

     9.     Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer, Chief Financial Officer and any other certifying officer during their certification process for the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

APPENDIX B

Oversight of the Company’s Relationship with the Independent Auditor

     10.     Review and evaluate the lead (or coordinating) partner and senior members of the independent auditor team.

     11.     Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company, including the written disclosures and the letter required by Independence Standards Board Standard 1, as amended from time to time.

     12.     Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and persons performing internal audit functions for the Company. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     13.     Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     14.     Consider from time to time whether, in order to assure continuing auditor independence, it is appropriate to change the independent auditing firm then serving the Company or to adopt a policy of rotating the independent auditing firm on a regular basis.

     15.     Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, in accordance with rules of the SEC, and review those policies on a regular basis.

     16.     Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

     17.     Discuss with management and the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but were not adopted or reflected.

     18.     Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

     19.     Review and discuss with management and the independent auditor the manner in which the internal audit function is performed by or for the Company, including the staffing of the internal audit function (whether staffed as part of an internal audit department or as an outsourced service), the responsibilities of the persons performing the internal audit function, the scope and frequency of internal audits and budgeting.

     20.     Review the appointment and replacement of the senior internal auditing executive, if one be appointed, or of the firm to which the internal audit function has been outsourced, if on be engaged.

     21.     Review the significant reports to management prepared by the persons performing the internal audit function, and management’s responses.

     22. At the discretion of the Committee, discuss and review with the internal auditor any of the matters identified in this Charter as included within the authority and responsibility of the Committee.

APPENDIX B

     23.     At the discretion of the Committee, include the internal auditor in any of the meetings or sessions held between the Committee and management or the independent auditor.

Compliance Oversight Responsibilities

     24.     Obtain annually from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

     25.     Obtain quarterly reports from management, the senior person performing the internal audit function and the independent auditors that the Company and its subsidiary and foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.

     26.     Review quarterly the reports and disclosures of insider and affiliated party transactions in securities of the Company.

     27.     Advise the Board with respect to any non-compliance by the Company’s accounting, internal accounting controls and auditing policies and procedures with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics (with respect to financial and accounting matters).

     28.     Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     29.     Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

     30.     Discuss with the Company’s in-house general counsel and outside legal counsel, if appropriate, legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

     31.     Review with management, the internal auditor and the independent auditors the integrity and effectiveness of the Company’s electronic accounting, data processing and management information systems.

General

     32.     Have and exercise such other powers, authority and responsibilities as may be determined by the Board.

The responsibilities and duties set forth above are meant to serve as a guide, with the understanding that the Committee may diverge from the specific duties enumerated as necessary or appropriate given the facts and circumstances.

Limitation of Committee’s Role

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. In carrying out its oversight responsibilities set forth in this Charter, members of the Committee are not providing expert or special assurance with respect to the Company’s financial statements, or any professional certification as to the work of the independent auditor, including with respect to auditor independence.

APPENDIX C

NCI BUILDING SYSTEMS, INC.

Compensation Committee Charter

October 27, 2003

Organization

     There shall be a permanent committee of the Board of Directors (the “Board”) known as the Compensation Committee (the “Committee”). The Committee shall be composed of three or more directors, each of whom shall meet the independence and any experience requirements of the New York Stock Exchange (the “NYSE”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

     The members of the Committee shall be appointed by the Board based on the recommendations of the Nominating and Governance Committee, and shall serve for such term or terms as the Board determines or until their successors are elected or appointed. Members of the Committee may be removed at any time without cause by the affirmative vote of a majority of the Board. Vacancies resulting from resignation or removal shall be filled by the Board based on the recommendations of the Nominating and Governance Committee. The Board shall designate a chairperson for the Committee.

Meetings

     The Committee shall meet as often as it determines, but not less than twice a year. The Chairman of the Committee, any two members of the Committee or, at the request of any Committee member, the Chairman of the Board may call meetings of the Committee. Meetings of the Committee may be held telephonically and any member may participate in any meeting telephonically.

     The Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee, and may meet periodically in separate executive sessions and with or without management personnel present at the meeting.

Purposes of the Committee

     The Compensation Committee shall provide assistance to the Board in fulfilling its responsibilities relating to the compensation practices of the Company. In particular, the Committee shall:

(1)	Discharge the Board’s responsibilities relating to compensation of directors, officers and senior managers;

(2)	Oversee, evaluate, maintain and advise the Board regarding overall compensation policies and structure, and stock ownership, pension, profit-sharing and other benefit plans and programs, for directors, officers, senior managers and employees; and

(3)	Prepare the report on executive compensation required by the rules and regulations of the SEC to be included in the Company’s annual proxy statement.

Committee Authority and Responsibilities

     The Committee shall have the overall responsibility for approving and evaluating the Company’s compensation plans, policies and programs related to compensation of the Company’s directors, officers, senior managers and employees.

     The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

APPENDIX C

     The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain, set the compensation and other terms of engagement of and terminate the retention of independent legal, accounting, compensation or other advisors or consultants. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee.

     The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and, if appropriate, recommend any proposed changes to the Board for approval. The Committee shall annually review and evaluate the Committee’s own performance. The Committee shall conduct such review and evaluation in such manner as it deems appropriate and report the results of its review and evaluation to the entire Board.

     In carrying out its responsibilities, the Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company or its subsidiaries, whom such member believes to be reliable and competent in the matters presented, and (ii) counsel, public accountants, compensation consultants or other persons as to matters which the member believes to be within the professional competence of such person.

     In carrying out its responsibilities, the Committee’s policies and procedures will remain flexible, to best react to changing conditions and to ensure to the Board and stockholders that the compensation policies of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Committee, to the extent it deems necessary or appropriate, shall:

Executive and Board Compensation

1.	Annually review and approve the corporate goals and objectives relevant to the compensation of the individuals holding one or more of the positions of Chairman of the Board, Chief Executive Officer and President of the Company.

2.	Annually review the Company’s executive compensation plans and, if the Committee deems it appropriate, adopt or recommend to the Board the adoption of new, or the amendment of existing, executive compensation plans.

3.	Annually evaluate the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and set his or her compensation level based on this evaluation. In determining the compensation and long-term incentive components of the Chief Executive Officer’s compensation, the Committee shall consider all relevant factors, including the Company’s performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Company in past years.

4.	In consultation with the Chief Executive Officer, annually evaluate the performance of other officers and of the senior managers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and set his or her compensation levels based on this evaluation. In determining the compensation and long-term incentive components of these other officers’ and senior managers’ compensation, the Committee shall consider all relevant facts it deems necessary or advisable.

5.	Annually evaluate the form and appropriate level of compensation for Board and permanent committee service by non-employee members of the Board and present its findings and recommendations to the Board. In formulating its recommendations, the Committee shall give consideration to past director compensation practices, the form and nature of compensation of non-management directors of comparable public companies, the requirements for independence of

APPENDIX C

non-management directors imposed by applicable laws and regulations, and the potential effect of compensation on such independence.

6.	Review and approve any severance or termination arrangements to be made with any director, officer or senior manager of the Company.

7.	Perform such oversight or administrative duties and responsibilities as may be assigned to the Committee under the terms of any executive compensation plan.

8.	Review perquisites or other personal benefits to the Company’s directors, officers or senior managers and recommend any changes to the Board.

9.	Review and approve in advance the contents of all regulatory filings related to compensation matters and prepare and issue an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with all applicable rules and regulations.

10.	Review and approve any employment contracts for officers or senior managers that are not terminable at will.

11.	Keep abreast of current developments in executive compensation and employee compensation practices outside the Company.

12.	From time to time as it deems appropriate, engage outside consultants to evaluate the compensation policies of the Company.

13.	Review the Company’s policies regarding the tax deductibility of compensation paid to the Company’s executive officers for purposes of Section 162(m) of the Internal Revenue Code, including, but not limited to, establishing performance goals and certifying that such goals have been attained.

Incentive Compensation and Equity Based Plans

14.	Annually review the Company’s incentive and equity based compensation plans for officers, senior managers and other employees and, if the Committee deems it appropriate, adopt or recommend to the Board the adoption of new, or the amendment of existing, incentive or equity based compensation plans.

15.	Oversee and administer, and perform such other duties and responsibilities as may be assigned to the Committee under the terms of, any incentive or equity based compensation plan, including, but not limited to, the Company’s Stock Option Plan, Bonus Program, and 2003 Long-Term Stock Incentive Plan.

Other Compensation and Employee Benefit Plans

16.	Annually review the Company’s broad based compensation plans and benefit plans for employees generally and, if the Committee deems it appropriate, adopt or recommend to the Board the adoption of new, or the amendment of existing, broad based compensation and benefit plans.

17.	Periodically review significant issues related to employee benefits whether or not the employee benefits are governed under the Employee Retirement Income Security Act of 1974 (“ERISA”).

18.	Perform such duties and responsibilities as may be assigned to the Committee under the terms of the Company’s broad based general compensation plans and other employee benefit plans.

APPENDIX C

General

19.	Have and exercise such other powers, authority and responsibilities as may be determined by the Board.

     The responsibilities and duties set forth above are meant to serve as a guide, with the understanding that the Committee may diverge from the specific duties enumerated as necessary or appropriate given the facts and circumstances.

APPENDIX D

NCI BUILDING SYSTEMS, INC.

Nominating and Corporate Governance Committee Charter

October 27, 2003

Organization

     There shall be a permanent committee of the Board of Directors (the “Board”) known as the Nominating and Corporate Governance Committee (the “Committee”). The Committee shall be composed of three or more directors, each of whom shall meet the independence and any experience requirements of the New York Stock Exchange (the “NYSE”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

     The members of the Committee shall be appointed by the non-employee members of the Board, and shall serve for such term or terms as the Board determines or until their successors are elected or appointed. Members of the Committee may be removed at any time without cause by the affirmative vote of a majority of the Board. Vacancies resulting from resignation or removal shall be filled by a majority vote of the non-employee members of the Board. The Board shall designate a chairperson for the Committee.

Meetings

     The Committee shall meet as often as it determines, but not less than twice a year. The Chairman of the Committee, any two members of the Committee or, at the request of any Committee member, the Chairman of the Board may call meetings of the Committee. Meetings of the Committee may be held telephonically and any member may participate in any meeting telephonically.

     The Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee, and may meet periodically in separate executive sessions and with or without management personnel present at the meeting.

Purposes of the Committee

     The Committee shall provide assistance to the Board in fulfilling its responsibilities relating to corporate governance of the Company and the quality and integrity of members of the Board and its committees. In particular, the Committee shall:

(1)	Identify and recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board;

(2)	Recommend to the Board the director nominees for each annual or special meeting of stockholders held for the purpose of electing directors;

(3)	Advise the Board with respect to Board composition, procedures and committees;

(4)	Develop, recommend, maintain and advise the Board with respect to the corporate governance guidelines applicable to the Company and monitor compliance with those guidelines;

(5)	Formulate and oversee and monitor succession plans for the Chief Executive Officer and other senior managers of the Company;

(6)	Oversee the evaluation and review of Board performance.

APPENDIX D

Committee Authority and Responsibilities

     The Committee shall have the overall responsibility for reviewing and evaluating the credentials, composition and performance of the Company’s Board, evaluating and implementing standards and guidelines for the governance of the Company including succession plans, and monitoring compliance with those standards and guidelines.

     The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

     The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain, set the compensation and other terms of engagement of and terminate the retention of independent legal, accounting or other advisors or consultants. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee.

     The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and, if appropriate, recommend any proposed changes to the Board for approval. The Committee shall annually review and evaluate the Committee’s own performance. The Committee shall conduct such review and evaluation in such manner as it deems appropriate and report the results of its review and evaluation to the entire Board.

     In carrying out its responsibilities, the Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company or its subsidiaries, whom such member believes to be reliable and competent in the matters presented, and (ii) counsel, public accountants, consultants or other persons as to matters which the member believes to be within the professional competence of such person.

     In carrying out its responsibilities, the Committee’s policies and procedures will remain flexible, to best react to changing conditions and to ensure to the Board and stockholders that the corporate governance practices and the Board membership of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Committee, to the extent it deems necessary or appropriate, shall:

Board Candidates and Nominees

1.	Identify and evaluate the suitability of potential director nominees.

2.	Recommend to the Board the director nominees for election by the stockholders at each annual or special meeting of stockholders held for the purpose of electing directors or for appointment by the Board, as the case may be, pursuant to the Bylaws of the Company to fill vacancies created on the Board, which recommendations shall meet substantially all of the criteria adopted by the Board in connection with the Company’s Corporate Governance Guidelines.

3.	Review the suitability for continued service as a director of each Board member when his or her term expires or when he or she has a significant change in status, including but not limited to an employment change, and recommend whether or not the director should be re-nominated.

4.	From time to time as the Committee deems necessary, engage an executive recruiting or search firm to recommend persons to the Committee for nomination to the Board.

5.	Review and evaluate the nature and time involved in any director’s, or potential director’s, service on other boards of directors when determining the suitability of an individual to serve on the Company’s Board or one of its committees.

APPENDIX D

Board Composition and Procedures

6.	Review annually with the Board the composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, requisite skills, expertise, characteristics and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by the NYSE.

7.	Evaluate annually whether the non-employee directors qualify as independent under applicable federal securities laws and NYSE requirements.

8.	Review periodically the size of the Board and recommend to the Board any appropriate changes.

9.	Make recommendations on the frequency and structure of Board meetings.

10.	Make recommendations regarding the self-evaluation for the Board, its committees and management, and provide the oversight for such process.

Board Committees

11.	Make recommendations to the Board regarding the size and composition of each standing committee of the Board, including the identification of individuals qualified to serve as members of a committee, including the Committee, and to recommend individual directors to fill any vacancy that might occur on a committee, including the Committee.

12.	Monitor the functioning of the committees of the Board and make recommendations for any changes, including the creation and elimination of committees.

13.	Recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time.

Officers and Succession

14.	Advise the Board concerning the slate of candidates to serve as officers of the Company, and conduct such investigation of such candidates as the Committee deems appropriate.

15.	Oversee the Company’s planning activities for succession in the ordinary course of business and contingency planning in case of unexpected events.

16.	Review, at least annually, the succession plans relating to the positions of Chairman of the Board, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer.

17.	The Chairman of the Committee shall chair any session of the Board called for the purpose of discussing succession issues.

Corporate Governance

18.	Develop Corporate Governance Guidelines and a Code of Business Conduct and Ethics for directors, officers and employees of the Company, and recommend their adoption to the Board.

19.	Annually review the Corporate Governance Guidelines and the Code of Business Conduct and Ethics to assure that they are appropriate for the Company and comply with the requirements of the NYSE and any other applicable laws and regulations, and recommend any desirable changes to the

APPENDIX D

Board.

20.	Monitor compliance with the Corporate Governance Guidelines and the Code of Business Conduct and Ethics and involve the Audit Committee and Compensation Committee if matters arise under the Corporate Governance Guidelines and/or the Code of Business Conduct and Ethics that relate to matters for which those committees have responsibility.

21.	Oversee and have responsibility for the Board’s orientation process for new directors and continuing education program for directors.

22.	Advise the Board as to whether a director has a conflict of interest with respect to any issues and determine whether such director should vote on any such issue.

23.	Consider any other corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board.

General

24.	Have and exercise such other powers, authority and responsibilities as may be determined by the Board.

     The responsibilities and duties set forth above are meant to serve as a guide, with the understanding that the Committee may diverge from the specific duties enumerated as necessary or appropriate given the facts and circumstances.

NCI BUILDING SYSTEMS, INC.

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A.	Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 – Gary L. Forbes	☐	☐

02 – Max L. Lukens	☐	☐

03 – George Martinez	☐	☐

04 – Norman C. Chambers	☐	☐

B.	Issues

The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain
2.	In their discretion, upon any other business which may properly come before the meeting	☐	☐	☐

C.	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign your name exactly as it appears above. Joint owners must each sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If held by a corporation, please sign in full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership’s name by an authorized partner or officer.

Signature 1 – Please keep signature within the	Signature 2 – Please keep signature within the	Date (mm/dd/yyyy)
box	the box

/ /

PROXY - NCI BUILDING SYSTEMS, INC.

THIS PROXY IS SOLICITED BY THE NCI BUILDING SYSTEMS, INC. BOARD OF DIRECTORS.

Proxy for Annual Meeting of Stockholders
March 12, 2004 - 10:00 A.M.

The share owner(s) whose signature(s) appear(s) on the reverse side of this Proxy hereby appoint(s) A.R. Ginn and Robert J. Medlock, with or without others, proxies with full power of substitution to vote all shares of common stock that the share owner(s) would be entitled to vote at the Annual Meeting of Stockholders of NCI Building Systems, Inc. (the “Company”), to be held on Friday, March 12, 2004 at 10:00 a.m., local time, at the Company’s Johnie Schulte Conference Center located at 7313 Fairview, Houston, Texas 77041, and at all adjournments thereof, as follows on the reverse side. Receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated January 30, 2004 is hereby acknowledged.

This Proxy is to be voted as specified on the reverse side. If no specification is made, this Proxy is to be voted FOR the nominees listed in Item 1 and IN THE DISCRETION OF THE PROXIES upon such other business as may properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.